Filed Pursuant to Rule 497(c)

Reg. Nos. 33-86006;811-8850

PROSPECTUS

    [ICAP Logo]

May 1, 2006

ICAP FUNDS

ICAP Equity Fund

ICAP Select Equity Fund

ICAP International Fund

Like all mutual fund shares, the Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

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Table Of Contents

The Funds

Investment Objectives and Principal Investment Strategies

2

Investment Selection Process

2

Types of Investments and Fund Policies

3

Risk Factors

4

Performance History

5

Fees and Expenses

7

Financial Highlights

8

Management of the Funds

Investment Adviser

11

Investment Team

11

Your Account

How to Contact ICAP

12

Minimum Investments

12

How to Open an Account

13

How to Buy Shares

13

How to Sell Shares

15

Redemption Fee – ICAP International Fund

18

Medallion Signature Guarantees

18

Special Situations

18

Investments Made Through Financial Services Agents

18

In Kind Redemption

19

Closing of Accounts

19

Valuation of Fund Shares

19

Portfolio Holdings Disclosure Policy

19

Dividends, Capital Gain Distributions and Taxes

20

Shareholder Reports

21

The Funds

Investment Objectives and Principal Investment Strategies

ICAP Equity Fund.  The investment objective of the ICAP Equity Fund (“Equity Fund”) is to seek a superior total return with only a moderate degree of risk.  The Fund seeks to achieve its investment objective by investing primarily in U.S. dollar-denominated equity securities of companies with market capitalizations of at least $2 billion.  The Fund seeks to achieve a total return greater than the Standard & Poor’s 500® Index (the “S&P 500® Index”) over a full market cycle and indices comprised of value-oriented stocks over shorter periods.  The Fund may invest in cash and cash equivalents to meet anticipated redemption requests, to pay expenses and while awaiting pending investment or reinvestment.  The Fund’s investment in such instruments will generally not exceed 5% of its total assets.  The Fund intends to be virtually fully invested in equity securities at all times.  The Fund will typically hold between 40 and 45 securities.

ICAP Select Equity Fund.  The investment objective of the ICAP Select Equity Fund (“Select Equity Fund”) is to seek a superior total return.  The Fund, which is non-diversified, seeks to achieve its investment objective by investing primarily in U.S. dollar-denominated equity securities of companies with market capitalizations of at least $2 billion.  The Fund seeks to achieve a total return greater than the S&P 500® Index over a full market cycle and indices comprised of value-oriented stocks over shorter periods.  While the Equity and Select Equity Funds are similar, the Select Equity Fund will concentrate its investments in fewer securities than the Equity Fund.  The Select Equity Fund will typically hold between 20 and 30 securities.

ICAP International Fund.  The investment objective of the ICAP International Fund (“International Fund”) is to seek a superior total return with income as a secondary objective.  The Fund, formerly the ICAP Euro Select Equity Portfolio, seeks to achieve its investment objective by investing primarily in equity securities of foreign companies with market capitalizations of at least $2 billion.  The Fund may invest in equity securities of companies that trade in emerging or developing markets.  The Fund’s investments may be publicly traded in the U.S. or on a foreign exchange, and may be bought or sold in a foreign currency.  The Fund seeks to achieve a total return greater than the Morgan Stanley Capital International Europe, Australasia and Far East Index (the “MSCI-EAFE Index”).  The Fund will typically hold between 30 and 50 securities.  The Fund at all times will have significant investments in each of at least three countries outside the United States.

Investment Selection Process

Institutional Capital Corporation (“ICAP”), the investment adviser to the Funds, uses a team approach with a primarily large-cap value oriented investment style.  ICAP believes that a team approach to managing assets helps ensure that its investment style is consistently applied over time and that the knowledge, experience and interaction of its investment professionals greatly enhance the investment decision-making process.  ICAP’s investment process involves three key components: research, valuation and identification of a catalyst.

Research.  Research is key to the investment process.  ICAP principally employs internally generated research to evaluate the financial condition and business prospects of every company it considers, focusing on those companies where a catalyst is about to occur.  ICAP performs fundamental research, generally including communication with the top management at each of these companies, and often the customers, competitors and suppliers of these companies.

Valuation.  ICAP uses its proprietary valuation models to identify, from a universe of large- and mid-capitalization companies, those companies which ICAP believes offer the best relative values.  According to the models, the stocks of these companies sell below the price-to-earnings ratio warranted by their prospects.  From these undervalued companies, ICAP then eliminates from consideration those stocks that exhibit deteriorating earnings trends.  By investing in companies with stable-to-improving earnings patterns with reasonable valuations, ICAP attempts to lessen investment risk in the search for superior returns.

Identification of a catalyst.  ICAP looks beyond traditional measures of value to find companies where a catalyst for positive change is about to occur.  Specifically, ICAP focuses on companies where this catalyst has the potential to produce significant stock appreciation relative to the market over 12 to 18 months.  The catalyst can be thematic (e.g., global economic recovery) or company specific (e.g., a corporate restructuring or the introduction of a new product).

Before a security is added to the Funds, ICAP’s investment team generally discusses, evaluates and approves each recommendation.  Using this highly disciplined process, ICAP’s investment team typically selects 40 to 45 securities for the Equity Fund, 20 to 30 securities for the Select Equity Fund and 30 to 50 securities for the International Fund.

The process does not end with the purchase of a security.  ICAP continuously monitors each security and evaluates whether to eliminate a security when its target price is achieved, the catalyst becomes inoperative or another stock offers greater opportunity for appreciation.

Types of Investments and Fund Policies

In implementing the investment objective of each Fund, ICAP may invest in the following securities and follow the policies described below.  Some of these securities and portfolio policies involve special risks, which are described below and in the Statement of Additional Information (“SAI”).

Common stocks and other equity securities.  The Equity and Select Equity Funds are subject to a non-fundamental investment policy that requires at least 80% of their respective assets to be invested in common stocks and other equity securities.  The Board of Directors may change this policy without shareholder approval, provided that shareholders are given at least 60 days’ notice.  Other equity securities may include American Depositary Receipts (“ADRs”), warrants, Real Estate Investment Trusts (“REITs”), preferred stocks and other securities convertible or exchangeable into common stock.  The International Fund will invest primarily in common stocks and other equity securities, as described in this paragraph, of foreign companies.

American Depositary Receipts (“ADRs”).  Each Fund may invest in ADRs.  ADRs, which are typically issued by a U.S. financial institution (a “depositary”), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by a depositary.  ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.  Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks.  In addition, depositary receipts involve many of the same risks of investing directly in foreign securities.

Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).  The International Fund may invest in GDRs and EDRs.  EDRs and GDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation.  GDRs and EDRs may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks.  Depositary receipts involve many of the same risks of investing directly in foreign securities.

Options and futures transactions.  The Funds may invest up to 30% of their respective net assets in options and futures transactions, sometimes referred to as derivative transactions.  The Funds’ options and futures transactions may include instruments such as stock options, stock index options and futures contracts.  If these practices are used, the intent would be primarily to hedge the Funds.  A Fund may hold a futures or options position until its expiration, or it can close out such a position before then at current value if a liquid secondary market is available.

Common stocks and other equity securities of foreign companies and foreign currencies.  The International Fund may invest in foreign common stocks and other equity securities and currencies.  Other equity securities may include ADRs, GDRs, EDRs, warrants, REITs, preferred stocks and other securities convertible or exchangeable into common stock.  Common stocks of foreign companies are equity securities issued by a corporation domiciled outside of the United States that trade on a foreign securities exchange.  See “Risk Factors” on page 4 for additional information.

Portfolio turnover.  Under normal market conditions, the Equity Fund and International Fund anticipate that portfolio turnover rates will generally be between 50% and 150%.  Because there are fewer stocks in the Select Equity Fund, portfolio turnover rates may be between 150% and 300%.  Although the historical portfolio turnover rates for the Select Equity Fund and International Fund have been higher, the Funds expect portfolio turnover rates to be lower going forward, particularly with respect to the International Fund due to the fact that it is now diversified.  The portfolio turnover rate indicates changes in a Fund’s securities holdings; generally, if all the securities in a Fund at the beginning of the period are replaced by the end of the period, the turnover rate would be 100%.  Changes in the size of the Funds and market fluctuations will affect the portfolio turnover.  You may realize taxable gains as a result of such trading of a Fund’s assets.  In addition, the Funds will incur transaction costs in connection with buying and selling securities, which may adversely affect a Fund’s performance.

Risk Factors

Principal risks of the Funds.  Each Fund will invest primarily in equity securities.  Equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions.  Equity securities markets may be volatile and are affected by economic growth and market conditions, interest rate levels and political events.  Moreover, an investment strategy used by ICAP may fail to produce the intended result.

The use of options and futures also involves risks and special considerations which include, among others, correlation risk and liquidity risk.  Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged.  Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value.  Generally, exchange-traded contracts are very liquid because the exchange clearinghouse is the counterparty of every contract.  Over-the-counter transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Investments in depositary receipts, such as ADRs, GDRs or EDRs, may entail the special risks of international investment, including currency exchange fluctuations, government regulations and the potential for political and economic instability.

Select Equity Fund risks.  The Select Equity Fund is non-diversified.  As a result, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds.  This may increase volatility.  The Select Equity Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

International Fund risks.  An investment in the International Fund entails the special risks of international investing, including currency exchange fluctuations, government regulations and the potential for political and economic instability.  Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks and the loss of stringent investor protection and disclosure standards of some foreign markets may cause the International Fund’s share price to be more volatile than that of a U.S.-only fund.  The International Fund may incur higher expenses and costs when making foreign investments, which will affect the Fund’s total return.  Because the International Fund may invest in securities of companies trading in emerging or developing markets, investing in this Fund involves risks in addition to and greater than those generally associated with investing in more developed foreign markets.  The extent of economic development, political stability, market depth, infrastructure and regulatory oversight can be less than in more developed markets.  Less developed countries may have smaller securities markets and lower trading volumes, which may lead to greater price volatility.  The legal and accounting structures of these countries may be less developed, creating a greater likelihood of high levels of inflation, deflation or currency devaluations, which could affect their economies and securities markets.  Changes affecting particular regions or sectors of international markets may also have a significant impact on the Fund.

As a result of the foregoing risks, the Funds are suitable for long-term investors only.  The Funds are not designed as short-term investment vehicles.  An investment in one or more Funds may be an appropriate investment for you if you:

●	seek long-term capital appreciation;

●	want to include an equity fund in your investment portfolio; and

●	are willing to accept the risk that your investment may fluctuate over the short term in exchange for the potential for superior total returns.

Each Fund’s share price will fluctuate and may, at redemption, be worth more, or less, than your initial purchase price – accordingly, you may lose money on your investment.

Performance History

The return information provided in the bar charts and tables below, which is presented net of annual Fund operating expenses and assumes reinvestment of all dividends and distributions, illustrates how each Fund’s performance can vary, which is one indication of the risks of investing in the Funds.  The information shows changes in each Fund’s performance from year-to-year and shows how each Fund’s average annual returns (before and after taxes) compare with those of a broad-based measure of market performance over the life of the Fund.  Please keep in mind that past performance (before and after taxes) is not necessarily indicative of future returns.

Fund

        Calendar Year Total Returns

         Best Quarter

Worst Quarter

ICAP Equity Fund Inception: 12/31/94	17.23% 2nd quarter, 1997	(19.67)% 3rd quarter, 2002
ICAP Select Equity Fund Inception: 12/31/97	18.66% 4th quarter, 1998	(19.06)% 3rd quarter, 2002
ICAP International Fund (formerly ICAP Euro Select Equity Portfolio)* Inception: 12/31/97	24.20% 4th quarter, 1998	(23.77)% 3rd quarter, 2002

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*Effective April 30, 2005, the ICAP Euro Select Equity Portfolio changed its name to the ICAP International Fund and broadened its focus from investments exclusively in Europe to investments in the European region plus all other countries outside of the United States.

The after-tax returns shown below are intended to show the impact of assumed federal income taxes on an investment in the Funds.  The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  The after tax returns are calculated using the highest individual federal marginal income tax and capital gains tax rates in effect at the times of the distributions and do not reflect the impact of state and local taxes.  For 2005, the highest ordinary income and short-term gain rate was 35%, the highest rate on qualified dividends was 15% and the highest long-term gain rate was 15%.  In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  The after-tax returns are not relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”).

Average annual total returns

as of December 31, 2005

Fund/Index	One year	Five years	Ten years	Since inception(1)

ICAP Equity Fund
Return Before Taxes	10.91%	3.56%	10.49%	12.81%
Return After Taxes on Distributions	7.46%	2.62%	8.91%	11.09%
Return After Taxes on Distributions and Sale of Fund Shares	9.78%	2.78%	8.48%	10.54%
S&P 500® Index(2)	4.91%	0.54%	9.07%	11.40%
S&P/Barra Value Index(3)	6.33%	2.53%	9.43%	11.68%

ICAP Select Equity Fund
Return Before Taxes	9.22%	6.13%	N/A	10.12%
Return After Taxes on Distributions	8.63%	5.70%	N/A	9.48%
Return After Taxes on Distributions and Sale of Fund Shares	6.77%	5.13%	N/A	8.61%
S&P 500® Index(2)	4.91%	0.54%	N/A	4.79%
S&P/Barra Value Index(3)	6.33%	2.53%	N/A	5.66%

ICAP International Fund (formerly ICAP Euro Select Equity Portfolio)(4)
Return Before Taxes	19.15%	9.77%	N/A	11.32%
Return After Taxes on Distributions	16.78%	8.98%	N/A	9.83%
Return After Taxes on Distributions and Sale of Fund Shares	13.63%	8.15%	N/A	9.10%
MSCI-Europe Index(5)	9.42%	3.68%	N/A	6.34%
MSCI-EAFE Index(6)	13.54%	4.55%	N/A	6.33%

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(1)	The ICAP Equity Fund commenced operations on December 31, 1994. The ICAP Select Equity Fund and the ICAP International Fund commenced operations on December 31, 1997.

(2)	The S&P 500® Index is an unmanaged index generally representative of the U.S. market for large-capitalization stocks. The Index reflects no deduction for fees, expenses or taxes.

(3)

The S&P/Barra Value Index is an unmanaged index generally representative of the U.S. market for large-capitalization stocks with lower price-to-book ratios, which is the part of the market in which ICAP generally invests.  The Index reflects no deduction for fees, expenses or taxes.

(4)

Effective April 30, 2005, the ICAP Euro Select Equity Portfolio changed its name to the ICAP International Fund and broadened its focus from investments exclusively in Europe to investments in the European region plus all other countries outside of the United States.  It also changed its benchmark index from the MSCI-Europe to the MSCI-EAFE to match its broadened investment focus.

(5)	The MSCI-Europe Index is an unmanaged index generally representative of the European market for large- to mid-capitalization stocks. The Index reflects no deduction for fees, expenses or taxes.

(6)

The MSCI-EAFE Index (Europe, Australasia, Far East) is an unmanaged index of international stocks representing the developed world outside of North America.  The Index reflects no deduction for fees, expenses or taxes.

Fees and Expenses

The following table describes the fees and expenses that you will pay if you buy and hold shares of the Funds.

	ICAP Equity Fund	ICAP Select Equity Fund	ICAP International Fund
SHAREHOLDER FEES (fees paid directly from your investment)(1)

Redemption fee (as a percentage of the amount redeemed on shares held less than one month)	None	None	2.00%(2)

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)(3)
Management fees	0.80%	0.80%	0.80%
Distribution and service (12b-1) fees	None	None	None
Other expenses	0.08%	0.13%	0.32%
Total Annual Fund Operating Expenses	0.88%	0.93%	1.12%

Less: Fee waiver/expense reimbursement by ICAP(4)	(0.08)%	(0.13)%	(0.32)%

Net expenses	0.80%	0.80%	0.80%

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(1)

A $15 fee will be deducted from your proceeds if you redeem shares by wire or request an overnight delivery of your redemption proceeds.  See “Your Account — How to Sell Shares” on page 15.

(2)

A redemption fee of 2.00% of the current value of the shares redeemed may be imposed on redemptions of shares made within one month of purchase.  Redemption fees are paid directly into Fund assets to help cover the costs that short-term trading generates.  There is no redemption fee on shares that have been held for more than one month.

(3)

Operating expenses are deducted from Fund assets before computing the daily share price or making distributions.  As a result, they do not appear on your account statement, but instead reduce your total return and distributions.  These expenses are expressed as a percentage of average net assets.

(4)

Pursuant to an expense cap agreement dated April 30, 1999, as amended May 1, 2006, between ICAP and the Funds, ICAP has agreed to waive its management fee and/or reimburse each Fund’s operating expenses to the extent necessary to ensure that each Fund’s total operating expenses do not exceed 0.80% of its average net assets.  The expense cap agreement will terminate on April 30, 2007, unless extended by the mutual agreement of the parties.  For more information, see  “Management of the Funds” on page 11.

Example

The following Example is intended to help you compare the cost of investing in one or more of the Funds with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that you have a 5% return each year, that each Fund’s total operating expenses remain the same each year, and that the expense caps discussed above will not continue beyond their current term, which expires April 30, 2007.  Please note that the one-year numbers are based on each Fund’s net expenses resulting from the expense cap agreement.  The three-, five- and ten-year numbers are based on each Fund’s expenses without any waivers or reimbursements.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

	1 year	3 years	5 years	10 years
ICAP Equity Fund	$82	$273	$480	$1,077
ICAP Select Equity Fund	$82	$283	$502	$1,131
ICAP International Fund	$82	$324	$586	$1,335

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for each of the past five years.  Certain information reflects financial results for a single Fund share.  The total returns presented in the table represent the rate that an investor would have earned or lost on an investment in the Fund for the stated period (assuming reinvestment of all dividends and distributions).  The information for the years ended December 31, 2004 and 2005 has been audited by Ernst & Young LLP, whose report, along with the financial statements, is included in the annual report of the Funds, which is available upon request.  The annual report is also available at www.icapfunds.com.  The information for the years ended December 31, 2001, 2002 and 2003 was audited by other auditors whose report dated January 20, 2004 expressed an unqualified opinion on those financial highlights.

ICAP Equity Fund

	Year ended December 31,
(For a share outstanding throughout the year)	2005	2004	2003	2002	2001
NET ASSET VALUE, BEGINNING OF YEAR	$44.01	$40.89	$32.07	$43.01	$43.66

Income from investment operations:
Net investment income	0.65	0.72	0.37	0.36	0.36
Net realized and unrealized gain (loss) on investments	4.17	3.88	8.82	(10.94)	(0.64)

Total income (loss) from investment operations	4.82	4.60	9.19	(10.58)	(0.28)

Less distributions:
From net investment income	(0.64)	(0.72)	(0.37)	(0.36)	(0.37)
From net realized gain on investments	(7.02)	(0.76)	—	—	—

Total distributions	(7.66)	(1.48)	(0.37)	(0.36)	(0.37)

NET ASSET VALUE, END OF YEAR	$41.17	$44.01	$40.89	$32.07	$43.01

TOTAL RETURN	10.91%	11.33%	28.83%	(24.66)%	(0.61)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$800,011	$943,964	$1,079,900	$881,809	$1,190,907
Ratio of expenses to average net assets:
Before expense reimbursement	0.88%	0.87%	0.87%	0.86%	0.86%
After expense reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense reimbursement	1.29%	1.56%	0.96%	0.90%	0.81%
After expense reimbursement	1.37%	1.63%	1.03%	0.96%	0.87%
Portfolio turnover rate	86%	74%	97%	85%	87%

Financial Highlights

ICAP Select Equity Fund

	Year ended December 31,
(For a share outstanding throughout the year)	2005	2004	2003	2002	2001
NET ASSET VALUE, BEGINNING OF YEAR	$34.35	$29.79	$21.37	$28.50	$29.50

Income from investment operations:
Net investment income	0.45	0.56	0.21	0.16	0.15
Net realized and unrealized gain (loss) on investments	2.70	4.76	8.42	(7.13)	(0.62)

Total income (loss) from investment operations	3.15	5.32	8.63	(6.97)	(0.47)

Less distributions:
From net investment income	(0.45)	(0.56)	(0.21)	(0.16)	(0.16)
From net realized gain on investments	(0.88)	(0.20)	—	—	(0.37)

Total distributions	(1.33)	(0.76)	(0.21)	(0.16)	(0.53)

NET ASSET VALUE, END OF YEAR	$36.17	$34.35	$29.79	$21.37	$28.50

TOTAL RETURN	9.22%	17.98%	40.68%	(24.53)%	(1.59)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$676,703	$285,529	$81,021	$37,985	$52,590
Ratio of expenses to average net assets:
Before expense reimbursement	0.93%	1.01%	1.22%	1.17%	1.19%
After expense reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense reimbursement	1.25%	1.97%	0.46%	0.27%	0.15%
After expense reimbursement	1.38%	2.18%	0.88%	0.64%	0.54%
Portfolio turnover rate	170%	198%	317%	358%	309%

Financial Highlights

ICAP International Fund*

	Year ended December 31,
(For a share outstanding throughout the year)	2005	2004	2003	2002	2001
NET ASSET VALUE, BEGINNING OF YEAR	$30.18	$24.20	$17.45	$21.69	$24.19

Income from investment operations:
Net investment income	0.55	0.30	0.39	0.29	0.18
Net realized and unrealized gain (loss) on investments(1)	5.20	6.16	6.77	(4.24)	(2.35)

Total income (loss) from investment operations	5.75	6.46	7.16	(3.95)	(2.17)

Less distributions:
From net investment income	(0.54)	(0.30)	(0.41)	(0.29)	(0.20)
From net realized gain on investments	(2.50)	(0.18)	—	—	(0.10)
From return of capital	—	—	—	—	(0.03)

Total distributions	(3.04)	(0.48)	(0.41)	(0.29)	(0.33)

NET ASSET VALUE, END OF YEAR	$32.89	$30.18	$24.20	$17.45	$21.69

TOTAL RETURN	19.15%	26.87%	41.85%	(18.37)%	(8.95)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$179,787	$94,158	$45,715	$18,406	$20,203
Ratio of expenses to average net assets:
Before expense reimbursement	1.12%	1.20%	1.57%	1.66%	1.65%
After expense reimbursement(2)	0.80%	0.80%	0.80%	0.80%	0.95%
Ratio of net investment income to average net assets:
Before expense reimbursement	1.73%	0.83%	1.12%	0.62%	0.02%
After expense reimbursement	2.05%	1.23%	1.89%	1.48%	0.72%
Portfolio turnover rate	139%	122%	218%	276%	267%

_______________________

(1)

For 2005, 2004, 2003 and 2002, includes $0.002, $0.002, $0.05 and $0.07, respectively, in redemption fees.

(2)

Prior to September 1, 2001, ICAP voluntarily reimbursed the Fund to the extent necessary to ensure that the Fund’s operating expenses would not exceed 1.00% of its average net assets.  Beginning September 1, 2001 and thereafter, ICAP voluntarily increased the reimbursement paid to the Fund to the extent necessary to ensure that the Fund’s operating expenses would not exceed 0.80% of its average net assets.  As a result, the effective expense ratio after expense reimbursement for the year ended December 31, 2001 was 0.95%.

____________________________

*Effective April 30, 2005, the ICAP Euro Select Equity Portfolio changed its name to the ICAP International Fund and broadened its focus from investments exclusively in Europe to investments in the European region plus all other countries outside of the United States.

Management of the Funds

Investment Adviser

ICAP has been in the investment management business since 1970, managing money for some of the world’s largest and most respected corporations and institutions.  As of April 1, 2006, ICAP had approximately $14 billion in assets under management.  ICAP’s principal business address is 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606-1229.

Pursuant to the investment advisory agreement, each Fund pays ICAP an annual management fee of 0.80% of the Fund’s average net assets.  The advisory fee is accrued daily and paid monthly.  Pursuant to the expense cap agreement dated April 30, 1999, as amended May 1, 2006, ICAP has agreed to waive its management fee and/or reimburse each Fund’s operating expenses to the extent necessary to ensure that each Fund’s total operating expenses do not exceed 0.80% of its average net assets.  The expense cap agreement will terminate on April 30, 2007 unless extended by the mutual agreement of the parties.  The expense cap agreement has the effect of lowering the overall expense ratio for the applicable Fund and increasing the overall return to investors during the term of the agreement.

A discussion regarding the Board of Directors’ decision to approve the investment advisory agreement with ICAP has been previously provided to shareholders in the Funds’ semi-annual report for the six-month period ended June 30, 2005.  This report is available without charge, upon request, by calling toll free 1-888-221-ICAP (4227).  Alternatively, this information is available on the Edgar Database on the SEC’s Web site located at www.sec.gov.

Investment Team

The investment decisions for each Fund are made through a team approach, with all of the ICAP investment professionals contributing to the process.  The Funds’ SAI provides additional information about the members of the investment team, including other accounts they manage, their ownership of Fund shares and the method of determining their compensation.  The senior members of the investment team and their areas of responsibility are described below.

Robert H. Lyon, chief investment officer, joined ICAP in 1976 as a securities analyst.  Before 1976, he worked at the First National Bank of Chicago as a strategist and economist.  In 1981, Mr. Lyon joined Fred Alger Management in New York, as an investment analyst and executive vice president.  In 1988, he returned to ICAP and initially served as director of research before becoming the president and chief investment officer of the senior investment committee in 1992.  He earned a BA in economics from Northwestern University and an MBA from the Wharton School of Finance.

Gary S. Maurer joined ICAP in 1972 as a quantitative analyst.  Mr. Maurer is a member of the senior investment committee and director of client service.  He earned a BA in economics from Cornell University and an MBA from the University of Chicago.

Jerrold K. Senser, CFA, is co-chief investment officer and a member of the senior investment committee.  He is responsible for economic analysis and portfolio strategy.  Before joining ICAP in 1986, Mr. Senser was an economist at Stein Roe & Farnham.  Mr. Senser earned a BA in economics from the University of Michigan and an MBA from the University of Chicago.

Thomas R. Wenzel, CFA, is the director of research and a member of the senior investment committee.  Mr. Wenzel joined ICAP in 1992 and is responsible for the analysis and stock recommendations for the financials sector.  Previously, he served as a senior equity analyst at Brinson Partners, Inc.  At the University of Wisconsin-Madison, Mr. Wenzel earned a BA in economics and an MBA.

Jeffrey A. Miller, CFA, is a member of the senior investment committee.  Mr. Miller joined ICAP in 1999 and is responsible for the analysis and stock recommendations for the technology sector.  He was an equity research associate at Dain Rauscher Corporation for three years before joining ICAP.  He earned a BBA in finance from Southern Methodist University and an MBA from Loyola University Chicago where he graduated summa cum laude with Dean’s Honors.

Kathleen C. Pease, CFA, is member of the senior investment committee and is responsible for the analysis and stock recommendations for the capital spending and retail sectors.  Before joining ICAP in 1995, Ms. Pease was an analyst at ANB, a subsidiary of Bank One.  She earned a BA at Georgetown University and an MBA from Northwestern University.

Paula L. Rogers joined ICAP in 1997 and is a member of the senior investment committee.  Previously, Ms. Rogers held management positions at Goldman Sachs and Northern Trust.  She earned a BBA from the University of Michigan and an MBA from the University of Chicago.

Andrew P. Starr, CFA, is a member of the senior investment committee.  Mr. Starr joined ICAP in 1998 and is responsible for the analysis and stock recommendations for the basic industries, consumer durables, and energy sectors.  His prior experience includes analyst positions at Scudder Kemper Investments and Morningstar.  He earned a BA at DePauw University and an MBA from the University of Chicago.

Matthew T. Swanson, CFA, is a member of the senior investment committee.  Mr. Swanson joined ICAP in 1999 and is responsible for the analysis and stock recommendations for the health care sector.  He earned a BA in economics and an MBA from Northwestern University.

William J. Van Tuinen, CFA, is a member of the senior investment committee.  Mr. Van Tuinen joined ICAP in 1995 and is responsible for the analysis and stock recommendations for the services, consumer staples, and transportation sectors.  He earned a BA in economics from Northwestern University and an MBA from the University of Chicago.

Your Account

How to Contact ICAP

For overnight deliveries, use:

For regular mail deliveries, use:

By telephone:

ICAP Funds, Inc.

ICAP Funds, Inc.

1-888-221-ICAP (4227)

c/o UMB Fund Services, Inc.

c/o UMB Fund Services, Inc.

803 West Michigan Street, Suite A

P.O. Box 2160

Milwaukee, Wisconsin  53233-2301

Milwaukee, Wisconsin 53201-2160

Web site:  www.icapfunds.com

Once your account has been established, you may view your account balance, historical transactions and the daily performance of the Funds online.  Please visit www.icapfunds.com to learn more about this feature.

UMB Fund Services, Inc. serves as the Funds’ transfer agent (the “Transfer Agent”).

Minimum Investments

The minimum investment requirements for each Fund are as follows:

●	Initial investment:	$1,000

●	Subsequent investments:	$1,000

●	Automatic Investment Plan (“AIP”): (to maintain the plan, you must invest at least $250 per transaction)	$1,000

The Funds may change or waive these minimums at any time; you will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

How to Open an Account

●	Read this Prospectus carefully.

●

Complete the appropriate parts of the Purchase Application, carefully following the instructions.  If you have questions, please contact your investment professional or call us at 1-888-221-ICAP (4227).

●	Make your initial investment, and any subsequent investments, following the instructions set forth below. Send all items to one of the addresses referenced above in “How to Contact ICAP.”

●	All applications to purchase shares are subject to acceptance by the Funds and are not binding until so accepted. The Funds reserve the right to decline a Purchase Application in whole or in part.

On the Purchase Application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to backup withholding.  In order to do this, an original signed Purchase Application must be on file with the Transfer Agent.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold 28% of any dividends paid and redemption or exchange proceeds.

Important information about procedures for opening a new account:  The Funds are required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, when you open an account, the Funds are required to obtain certain personal information, including your name, address, date of birth, social security number and other information that will allow the Funds to identify you.  The Funds may also ask for other identifying documents or information.

If you do not provide this information, the Funds may be unable to open an account for you.  In the event a Fund is unable to verify your identity from the information provided, the Fund may determine to keep the account open but restrict all activity in your account except redemptions or liquidate your account in its entirety.  Any delay in processing your order will affect the price you receive for your shares.  The Funds are not liable for fluctuations in value experienced as a result of such delays in processing.  If at any time a Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may reject additional purchases, may file a suspicious activity report or may take other appropriate action.

How to Buy Shares

You may pay for your shares by check or wire.  You may also use the AIP or the exchange privilege.  Shares may also be purchased in kind, subject to approval by ICAP.  The share price you receive will be the Fund’s net asset value (“NAV”) next computed after the time the Transfer Agent receives your purchase order in proper form.  The Transfer Agent must receive your purchase order in proper form by 4:00 p.m., Eastern Time (or by the close of the New York Stock Exchange (the “NYSE”)) for your purchase to be effected on that day.  See “Valuation of Fund Shares” on page 19 and “Investments Made Through Financial Services Agents” on page 18.  A confirmation indicating the details of each purchase transaction will be sent to you promptly.  The Funds reserve the right to reject any purchase request.

By check

●	To establish a new account, see “How to Open an Account” on page 13.

●

Make out a check (or money order) for the investment amount, payable to “ICAP Funds.”  All checks must be in U.S. dollars and drawn on U.S. banks.  Cash, credit cards, third-party checks, credit card checks, travelers checks, checks drawn on banks outside the United States or other checks deemed at the Funds’ discretion to be high risk will not be accepted.

●

If you wish to make additional purchases, complete the investment slip that is included with your account statement, or, if this is not convenient, reference your name, account number and address on your check.

●	Checks are considered received and accepted when received in proper form by the Transfer Agent.

If your check does not clear, you will be charged a $20 service fee.  You will also be responsible for any losses suffered by the Funds as a result.  The Funds may redeem shares you own in this or another identically registered ICAP Funds account as reimbursement for such losses.

By wire

●	To establish a new account by wire transfer, please call the Transfer Agent at 1-888-221-ICAP (4227). The Transfer Agent must assign an account number to you prior to wiring funds.

●	Instruct your bank to use the following instructions when wiring funds:

Wire to:

UMB Bank, n.a.

ABA Number 101000695

Credit:

ICAP Funds, Inc.

Account Number 9870609665

Further credit:

ICAP Funds, Inc.

(name of Fund being purchased)

(your Account Number)

(your name or account registration)

(your social security or taxpayer identification number)

●	The Transfer Agent must receive your wire by 4:00 p.m., Eastern Time (or by the close of the NYSE) for your purchase to be effected on that day.

●	The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

By automatic investment plan (“AIP”)

●	The AIP allows you to make regular, systematic investments in one or more Funds from your bank account.

●	Applications to establish the AIP on an existing account are available from the Transfer Agent. Please call 1-888-221-ICAP (4227) to obtain an AIP Application.

●

Under the AIP, you may choose to make additional investments on the 5th, 10th, 15th, 20th or 25th day of the month (or the following business day if one of these days falls on a weekend or holiday) in amounts of $250 or more.  If no date is selected, purchases will be made on the 20th of each month.

●

A service fee of $20 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds or if you prevent withdrawal of funds from the designated account, and your purchase will be canceled.  You will also be responsible for any losses suffered by the Funds as a result.  The Funds may redeem shares you own in this or another identically registered ICAP Funds account as reimbursement for such losses.

●	Upon a full redemption, any AIP established on your account will automatically be terminated, unless otherwise instructed in writing.

●

Your AIP will be terminated in the event two successive mailings we send to you are returned by the U.S. Post Office as undeliverable.  If this occurs, you must call or write the Transfer Agent to reinstate your AIP.  Any changes to the AIP upon reinstatement will require a Medallion signature guarantee.  See “Medallion Signature Guarantees” on page 18.

●	Your AIP does not move to another Fund upon a full exchange unless the Transfer Agent is specifically instructed to do so.

By exchange

●	You may exchange your shares in one ICAP Fund for shares in any other ICAP Fund at any time by written or telephone request, unless you have declined this option on your Purchase Application.

●

The value of the shares to be exchanged and the price of the shares being purchased will be the NAV next determined after the Transfer Agent receives exchange instructions in proper form.  Exchange requests received in proper form by 4:00 p.m., Eastern Time (or by the close of the NYSE) will be effected on that day.  Please note that an exchange is not a tax-free transaction.  Please consult your tax adviser for more information.

●	Send written exchange requests to one of the addresses referenced in “How to Contact ICAP” on page 12.

●	Telephone exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time.

●	Accounts opened by exchange will have the same registration and privileges as the existing account.

●	Your AIP does not move to another Fund upon a full exchange unless the Transfer Agent is specifically instructed to do so.

By in kind purchase

●	You may purchase shares of a Fund by transferring securities to a Fund in exchange for Fund shares (“in kind” purchase).

●

In kind purchases may be made only upon ICAP’s approval and determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund’s valuation policies and procedures.

●	Securities accepted by a Fund in an in kind purchase will be valued at market value.

How to Sell Shares

You may sell (redeem) all or a portion of your shares at any time.  The share price you receive will be the Fund’s NAV next computed after the time the Transfer Agent receives your redemption request in proper form.  The Transfer Agent must receive your redemption request in proper form by 4:00 p.m., Eastern Time (or by the close of the NYSE) for your redemption request to be effected on that day.  See “Valuation of Fund Shares” on page 19 and “Investments Made Through Financial Services Agents” on page 18.  The Funds normally will mail or wire your redemption proceeds per your instructions the next business day and, in any event, no later than seven business days after receipt by the Transfer Agent of a redemption request in proper form.  Redemptions may be made by written or telephone request as described below.  You may also redeem shares using the Systematic Withdrawal Plan (“SWP”) or the exchange privilege.  Shares may also be redeemed in kind, subject to ICAP’s approval and if determined to be in the best interests of all shareholders of the Fund.  A confirmation indicating the details of each redemption transaction will be sent to you promptly.

By written request

●

Contact the Transfer Agent to request a Redemption Request Form or write a letter of instruction indicating the Fund name, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

●	Include the signatures of all registered account holders and any additional documents that may be required. See “Medallion Signature Guarantees” and “Special Situations” on page 18.

●

Send your request to one of the addresses referenced in “How to Contact ICAP” on page 12.  If your redemption request is inadvertently sent to ICAP, the investment adviser, whose offices are located in Chicago, it will be forwarded to the Transfer Agent, but the effective date of redemption will be delayed until the request is received in proper form by the Transfer Agent.  Should your redemption request include shares purchased within seven business days by check or ACH, your request will be treated as not being in good order and will not be processed.  Please contact the Transfer Agent with any questions.

●

Redemption proceeds will be mailed or wired per your request to the name(s) and address in which the account is registered or bank of record as shown on the records of the Transfer Agent, or otherwise according to your letter of instruction if the request is received in proper form.  Please note that a $15 fee will be deducted from your proceeds if you redeem by wire or request an overnight delivery of your redemption proceeds.

By telephone

●	Please call the Transfer Agent at 1-888-221-ICAP (4227) to determine if telephone redemption privileges have been previously established for your account.

●

To place your redemption request, please call the Transfer Agent at 1-888-221-ICAP (4227).  Redemption requests received by 4:00 p.m., Eastern Time (or by the close of the NYSE) will be effected on that day.

●	Should your redemption request include shares purchased within seven business days by check or ACH, your request will be treated as not being in good order and will not be processed.

●	Redemption requests by telephone are limited to a minimum of $500 and a maximum of $50,000 per account per day.

●

Proceeds redeemed by telephone will be mailed or wired per your request only to your address or bank of record as shown on the records of the Transfer Agent.  Please note that a $15 fee will be deducted from your proceeds if you redeem by wire or request an overnight delivery of your redemption proceeds.

●

In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  The request must be signed by each shareholder of the account, with a Medallion signature guarantee.  Further documentation may be requested from corporations, executors, administrators, trustees and guardians.  See “Medallion Signature Guarantees” and “Special Situations” on page 18.

●	The Funds reserve the right to refuse any request made by telephone and may limit the amount involved or the number of telephone redemptions.

●	Once you place a telephone redemption request, it cannot be canceled or modified.

●

Neither the Funds nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone.  Accordingly, you bear the risk of loss.  However, the Funds will use reasonable procedures to ensure that instructions received by telephone are genuine, including recording telephone transactions and sending written confirmation of such transactions to the investor of record.

●

You may experience difficulty in implementing a telephone redemption during periods of drastic economic or market changes.  If you are unable to contact the Transfer Agent by telephone, you may also redeem shares by written request, as noted above.

By systematic withdrawal plan (“SWP”)

●	The SWP allows you to set up automatic withdrawals from your account at regular intervals.

●	Applications to establish a SWP are available from the Transfer Agent. Please call 1-888-221-ICAP (4227) to obtain a SWP Application.

●	To begin withdrawals, you must have an initial balance of $10,000 in your account and withdraw at least $1,000 per payment.

●

Withdrawals can take place on the 5th, 10th, 15th, 20th or 25th day of the month (or the following business day if one of these days falls on a weekend or holiday), as indicated on your SWP Application.  If no date is selected, withdrawals will be made on the 20th of each month.

●

Depending upon the size of the account and the withdrawals requested (and fluctuations in the NAV of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even deplete your account.  If the amount remaining in your account is not sufficient to meet a plan payment, the remaining amount will be redeemed, the plan will be terminated and the proceeds will be sent to your address of record.

By exchange

●	You may exchange your shares in one ICAP Fund for shares in any other ICAP Fund at any time by written or telephone request, unless you have declined this option on your Purchase Application.

●

The value of the shares to be exchanged and the price of the shares being purchased will be the NAV  next determined after the Transfer Agent receives exchange instructions in proper form.  Exchange requests received in proper form by 4:00 p.m., Eastern Time (or by the close of the NYSE) will be effected on that day.  Please note that an exchange is not a tax-free transaction.  Please consult your tax adviser for more information.

●	Send written exchange requests to one of the addresses referenced in “How to Contact ICAP” on page 12.

●	Telephone exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time.

●	Accounts opened by exchange will have the same registration and privileges as the existing account.

●	Your AIP does not move to another Fund upon a full exchange unless the Transfer Agent is specifically instructed to do so.

By in kind redemption

●	You may redeem shares of a Fund for securities held by that Fund (“in kind” redemption).

●

In general, shareholders redeeming in kind will receive their proportionate share of each security and cash position held by the Fund valued in the same manner as the Fund determines its NAV (generally, market value).

●	In kind redemptions are subject to ICAP’s approval and will only be effected when in the best interests of all shareholders of the Fund.

Market Timing Trading Policy:  Short-term or excessive trading into and out of the Funds may harm performance by disrupting investment strategies and by increasing expenses.  The risks of market timing cannot be eliminated.  Depending on various factors (including the size of the Fund, the amount of assets ICAP typically maintains in cash or cash equivalents, and the dollar amount, number and frequency of trades), market timing may disrupt investment strategies; increase brokerage, administrative, and other expenses; and impact Fund performance.

The Funds’ Board of Directors has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of market timing (the “Market Timing Policy”).  Pursuant to the Market Timing Policy, the Funds may decline to accept an Application or may reject a purchase request, including an exchange, from a market timer or an investor who, in ICAP’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Funds.  For these purposes, ICAP may consider an investor’s trading history in the Funds.  The Funds and ICAP are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Funds intend to monitor the Market Timing Policy by:

•

regular reports by the Funds’ Chief Compliance Officer (“CCO”) to the Funds’ Board of Directors  regarding any instances of suspected market timing;

•

daily reviews by the CCO of cash movement in and out of the Funds to try to detect any irregular shareholder activity; and

•

annual reviews of the policy by the CCO and counsel in connection with the update of the Funds’ registration statement.

The Funds’ monitoring efforts involve judgments that are inherently subjective, although the Funds and their service providers seek to make judgments that are consistent with shareholder interests.  Moreover, each of these monitoring efforts involves some selectivity in its application.  While the Funds seek to take action that will detect and deter market timing, the Funds cannot represent that market timing can be completely eliminated.

For example, a Fund may not be able to identify or reasonably detect or deter market-timing transactions that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, or redemption orders to a Fund on behalf of their customers who are the beneficial owners.  More specifically, unless the financial intermediaries have the ability to detect and deter market-timing transactions themselves, a Fund may not be able to determine whether the purchase or sale is connected with a market timing transaction.  Also, there can be no assurance that the systems and procedures of the Transfer Agent will be able to monitor all trading activity.  However, ICAP and the Transfer Agent will make every effort to apply these policies to all shares held by Fund investors, whether held through the Transfer Agent or through intermediaries.

Additionally, because the International Fund invests its assets in foreign securities, it is exposed to “time-zone arbitrage” attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and the close of The New York Stock Exchange that day, when the Fund’s NAV is calculated.  If such time-zone arbitrage were successful, it might dilute the interests of other shareholders.  However, the Fund’s use of “fair value pricing” to adjust the closing market prices of foreign securities under certain circumstances to reflect what ICAP (under the supervision of the Board of Directors) believes to be their fair value may help deter those activities.

Redemption Fee – ICAP International Fund

If you redeem shares of the International Fund within one month of purchase, you will be charged a redemption fee of 2.00% of the then current value of the shares redeemed.  Redemption fees are paid directly into the Fund's assets to help cover the costs associated with short-term trading.  Redemption fees do not apply to reinvested distributions, minimum required distributions from retirement accounts, automatic withdrawals from accounts with an established systematic withdrawal plan (SWP) in place, and redemptions in kind.  At ICAP's discretion, redemption fees may be waived under certain circumstances such as death, disability, or other hardship.  There is no redemption fee on shares that have been held for more than one month.

Medallion Signature Guarantees

As a protection to both you and the Funds, the Funds require a Medallion signature guarantee for all authorized owners of an account:  (i) if you request that redemption proceeds be mailed or wired to a person other than the registered owner(s) of the shares, (ii) if you request that redemption proceeds be mailed or wired to other than the address or bank account of record or (iii) if you submit a redemption request within 30 days of an address change.  Medallion signature guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association.  Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the National Association of Securities Dealers, Inc. or members of the NYSE.  Call your financial institution to determine if it is a participant in a Medallion program.  A notarized signature is not an acceptable substitute for a Medallion signature guarantee.

Special Situations

Redemption requests from corporate, trust, and institutional accounts, and executors, administrators, and guardians, require documents in addition to those described above, evidencing the authority of the officers, trustees or others.  In order to avoid delays in processing redemption requests for these accounts, please call the Transfer Agent at 1-888-221-ICAP (4227) before making the redemption request to determine what additional documents are required.

Investments Made Through Financial Services Agents

If you invest through a financial services agent (rather than directly with the Funds through the Transfer Agent), the policies and fees may be different than those described.  Financial advisers, financial supermarkets and other financial services agents may charge transaction and other fees and may set different minimum investments or limitations on buying and selling shares.  Consult a representative of your financial services agent if you have any questions.  Your financial services agent is responsible for transmitting your orders in a timely manner.  Arrangements with these agents require the agents to track the time purchase and redemption orders are received to comply with procedures relating to the timing of the requests.  Pursuant to the terms of these arrangements, purchase and redemption orders are required to be received by the agents before the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) to receive that day’s price.

ICAP has arrangements with certain financial services agents pursuant to which ICAP (not the Funds) compensates such agents for performing shareholder services.  The arrangements and compensation vary among the financial services agents.  Eligibility requirements for such compensation are determined by ICAP.  The receipt of this compensation may provide a financial services agent with an incentive to favor sales of ICAP Funds over sales of other mutual funds that do not provide such compensation or that provide a lower amount of compensation.  Consult a representative of your financial services agent if you have any questions.

In Kind Redemption

The Funds reserve the right to pay all or part of your redemption “in kind” if the amount you are redeeming is in excess of the lesser of (i) $250,000, or (ii) 1% of the Fund’s assets.  In such cases, you may incur brokerage costs in converting these securities to cash.

Closing of Accounts

Your account may be closed on not less than 30 days’ notice if, at the time of any redemption of shares in your account, the value of the remaining shares in your account falls below $1,000.  If the value of your account does not reach $1,000 within the 30 days, your entire account will be redeemed and the proceeds sent to your address of record.  In addition, if you attempt to redeem more than the current market value remaining in your account, your account will be redeemed in full and the proceeds sent to your address of record.

Valuation of Fund Shares

The price of Fund shares is based on each Fund’s NAV, and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  NAV is calculated by taking the market value of a Fund’s total assets, including interest and dividends accrued but not yet collected, less all liabilities and dividing by the total number of shares outstanding.  The result, rounded to the nearest cent, is the NAV per share.  The Funds do not determine NAV on days the NYSE is closed.  The NYSE is currently closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  In addition, if any of these holidays fall on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when such holidays fall on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after the order is placed or the request is received in proper form.

The Funds may invest in securities that are primarily listed on foreign exchanges.  Foreign securities exchanges may close before the Funds determine their NAV.  In addition, foreign securities may not trade on days on which the NYSE is open and may trade on days when the NYSE is closed.  Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund.  As a result, a Fund’s NAV may be significantly affected by such trading on days when shareholders will not be able to purchase or redeem shares.  Events affecting the values of Fund securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV unless ICAP determines that the particular event would affect NAV.  If ICAP determines that a particular event affects NAV, ICAP will value the affected security or securities in accordance with pricing procedures adopted by the Board of Directors.  Any such determinations must be reported by ICAP to the full Board of Directors quarterly.  The Board of Directors may also rely on the recommendations of an independent fair value pricing service it has retained to assist in valuing foreign securities in the Funds.  The fair value pricing service may employ quantitative models in determining fair value.

Each Fund’s investments are valued according to market value.  When a market quote for a security is not readily available or deemed to be unreliable by ICAP, the security’s value is based on “fair value” as determined by ICAP under the supervision of the Fund’s Board of Directors after consideration of all relevant factors and available information and pursuant to procedures adopted by the Board of Directors.  Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Portfolio Holdings Disclosure Policy

The Funds file their portfolio holdings as of the end of the first and third fiscal quarters with the SEC on Form N-Q within 60 days after the end of the quarter, and file their portfolio holdings as of the end of the second and fourth fiscal quarters with the SEC within 10 days after mailing their annual and semi-annual reports to shareholders.  The annual reports are filed on Form N-CSR and the semi-annual reports are filed on Form N-CSRS.  A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ holdings is available in the Funds’ SAI.

Dividends, Capital Gain Distributions and Taxes

The following discussion does not apply to IRA or other tax-advantaged accounts.

For federal income tax purposes, distributions from the Funds’ net investment company taxable income (which includes dividends, net short-term capital gains and net gains from foreign currency transactions) (the “dividend distributions”), if any, generally are taxable to you as ordinary income whether reinvested in additional shares in the Funds or received in cash, except to the extent attributable to “qualified dividend income” eligible for the reduced rate of tax applicable to net long-term capital gains.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, “qualified dividend income” received by noncorporate shareholders generally will be taxed at the same rate applicable to net long-term capital gains as long as certain holding period requirements are met with respect to your Fund shares.  Currently, this maximum rate is set at 15%.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses, if any), are taxable as long-term capital gains whether reinvested in additional shares of the Fund or received in cash and regardless of the length of time you owned your shares.

You will be informed annually as to the amount and nature of all distributions paid during the prior year.  Such distributions may also be subject to state or local taxes.

The Funds typically make quarterly dividend distributions.  However, in the case of the International Fund, dividend distributions are generally made less frequently, typically on a semi-annual or annual basis.  Capital gains, if any, are usually distributed annually in December.  Please note, however, that the investment focus of each Fund is capital appreciation, not the production of distributions.  You should measure the success of your investment by the value of your investment at any given time and not by the distributions you receive.

All dividend and capital gain distributions will automatically be reinvested in additional shares at the then prevailing NAV unless you specifically request that dividend or capital gain distributions or both be paid in cash.  The election to receive distributions in cash or to reinvest them in shares may be changed by writing to one of the addresses referenced in “How to Contact ICAP” on page 12.  Such notice must be received at least five business days prior to the record date of any distribution.

If you have elected to receive distribution checks and the postal or other delivery service is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all distributions reinvested in additional shares.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

The International Fund may be subject to foreign taxes or foreign tax withholding on dividends attributable to foreign securities held in the Fund.  On an annual basis, the Fund may elect to “pass through” the foreign taxes paid to the Fund’s shareholders, in accordance with the requirements of the U.S. Internal Revenue Code of 1986, as amended.  If the Fund makes this election, the Fund’s shareholders may be entitled to either a foreign tax credit or an itemized deduction on their federal income tax returns for their pro rata portion of taxes paid by the Fund to foreign countries.  You will be notified and provided with sufficient information to calculate your foreign tax credit or the amount you may deduct as foreign taxes paid.  If the Fund does not make such an election, the foreign taxes paid by the Fund will reduce the Fund’s net investment company income.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, local or foreign tax considerations applicable to you.  You are urged to consult your own tax adviser.

Shareholder Reports

Financial reports of the Funds will be sent to you at least semi-annually.  Annual reports will include audited financial statements.  These reports are also available at www.icapfunds.com.  In addition, an account statement will be sent to you by the Transfer Agent at least quarterly.  Once your account is opened, you may view your account at the ICAP Funds Web site.  Changes are posted daily.  See www.icapfunds.com for details.

Directors	Custodian
Dr. James A. Gentry	UMB Bank, n.a.
Professor Emeritus of Finance, University of	928 Grand Boulevard
Illinois, Urbana-Champaign	Kansas City, Missouri 64106

Joseph Andrew Hays	Dividend-Disbursing and Transfer Agent
Principal, The Hays Group	UMB Fund Services, Inc.
P.O. Box 2160
Robert H. Lyon	Milwaukee, Wisconsin 53201-2160
President, Chief Investment Officer and Director,
Institutional Capital Corporation	Administrator and Fund Accountant
UMB Fund Services, Inc.
Harold W. Nations	803 West Michigan Street, Suite A
Broker, BRE Sotheby’s International Realty	Milwaukee, Wisconsin 53233-2301

Officers	Independent Registered Public Accounting Firm
Robert H. Lyon	Ernst & Young LLP
President	233 South Wacker Drive
Chicago, Illinois 60606-6301
Pamela H. Conroy
Vice President, Treasurer,	Legal Counsel
Secretary and Chief	Godfrey & Kahn, S.C.
Compliance Officer	780 North Water Street
Milwaukee, Wisconsin 53202-3590
Investment Adviser
Institutional Capital Corporation
225 West Wacker Drive, Suite 2400
Chicago, Illinois 60606-1229
www.icapfunds.com

The SAI for the Funds contains additional information about each Fund.  The SAI is incorporated into this Prospectus by reference and is, therefore, legally part of this Prospectus.  Additional information about the Funds’ investments is contained in the Funds’ annual and semi-annual reports to shareholders.  The Funds’ annual report provides a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.  You may receive the SAI, annual reports and semi-annual reports without charge, request other information about the Funds and make shareholder inquiries by contacting the Funds at the address, toll-free telephone number or Web site noted in this Prospectus.  These documents may also be obtained from certain financial intermediaries.

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Web site located at www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

The Funds’ 1940 Act File Number is 811-8850.

©COPYRIGHT 2006 INSTITUTIONAL CAPITAL CORPORATION

Filed pursuant to Rule 497(c)

Reg. Nos. 33-86006; 811-8850

STATEMENT OF ADDITIONAL INFORMATION

ICAP FUNDS, INC.

ICAP Equity Fund

ICAP Select Equity Fund

ICAP International Fund

225 West Wacker Drive, Suite 2400

Chicago, Illinois 60606

Telephone:  1-888-221-ICAP (4227)

Web site:  www.icapfunds.com

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of the ICAP Funds, Inc. (the “Company”), dated May 1, 2006.  The Company is comprised of the ICAP Equity Fund (the “Equity Fund”), the ICAP Select Equity Fund (the “Select Equity Fund”) and the ICAP International Fund (the “International Fund”) (individually, the “Fund” and collectively, the “Funds”).

The Funds’ audited financial statements for the year ended December 31, 2005 are incorporated herein by reference to the Funds’ 2005 Annual Report.

A copy of the Funds’ Annual Report and/or Prospectus is available without charge upon request to the above address, toll-free telephone number or Web site.

This Statement of Additional Information is dated May 1, 2006.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and related Prospectus, and if given or made, the information or representations may not be relied upon as having been made by the Funds.  This SAI is not an offer to sell securities in any state or jurisdiction in which an offering may not legally be made.

CORPORATE ORGANIZATION

The Company is an open-end management investment company, commonly referred to as a mutual fund.  The Company is organized as a Maryland corporation and was incorporated on November 1, 1994.

The Company is authorized to issue shares of common stock in series and classes.  The Company currently offers three series of shares:  the Equity Fund, the Select Equity Fund and the International Fund.  Each share of common stock of each Fund is entitled to one vote, and each share is entitled to participate equally in dividends and capital gain distributions by the respective Fund and in the residual assets of the respective Fund in the event of liquidation.  However, each Fund bears its own expenses and matters affecting only one Fund are voted on only by that Fund’s shareholders.  The Equity and International Funds are “diversified” and the Select Equity Fund is “non-diversified,” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

No certificates will be issued for shares held in your account.  You will, however, have full shareholder rights.

Generally, the Funds will not hold annual shareholders’ meetings unless required by the 1940 Act or Maryland law.

INVESTMENT POLICIES:  FUNDAMENTAL AND NON-FUNDAMENTAL

The following are the fundamental investment policies applicable to each Fund which cannot be changed without the approval of a majority of the relevant Fund’s outstanding voting securities.  As used herein, a “majority of the relevant Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present or (ii) more than 50% of the outstanding shares of common stock of the Fund.

The Equity and International Funds may not, with respect to 75% of the Fund’s total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

No Fund may:

1.  Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

2.  Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities.

3.  Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of such Fund’s total assets.

4.  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

5.  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

6.  Issue senior securities, except as permitted under the 1940 Act.

7.  Purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of issuers whose principal business activities are in the same industry.

With the exception of the investment restriction set out in item 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

Each Fund’s investment objective is also a fundamental investment policy which cannot be changed without the approval of a majority of the relevant Fund’s outstanding voting securities.  The investment objective of the Equity Fund is to seek a superior total return with only a moderate degree of risk.  The investment objective of the Select Equity Fund is to seek a superior total return.  The investment objective of the International Fund is to seek a superior total return with income as a secondary objective.

The following are the non-fundamental investment policies applicable to each Fund, except as otherwise noted below, which may be changed by the Board of Directors of the Funds (the “Board of Directors”) without shareholder approval.

No Fund may:

1.  Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

2.  Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

3.  Invest in illiquid securities if, as a result of such investment, more than 5% of the Fund’s net assets would be invested in illiquid securities.

4.  Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

5.  Enter into option contracts or futures contracts (including options on futures contracts) or forward foreign currency exchange contracts (with respect to the International Fund only) if more than 30% of the Fund’s net assets would be represented by such contracts.

6.  Enter into futures contracts or options on futures contracts if more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on such contracts.

7.  Purchase securities when borrowings exceed 5% of its total assets.

8.  Make any change in its investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing shareholders of the Fund with at least 60 days’ notice.  The use of the term “international” suggests diversification throughout the world but does not suggest any particular investments by the International Fund.  Therefore, the International Fund is not subject to this policy.

IMPLEMENTATION OF INVESTMENT OBJECTIVES

The following information supplements the discussion of the Funds’ investment objectives and strategies described in the Prospectus under the headings “The Funds – Investment Objectives and Principal Investment Strategies” and “The Funds – Types of Investments and Fund Policies.”

In General

None of the Funds will invest more than 5% of their net assets in any one of the following types of investments:

●	investment grade debt securities;

●	non-investment grade debt securities (commonly referred to as “junk bonds”); and

●	illiquid securities.

Investment grade debt securities include long-term debt obligations rated Baa or higher by Moody’s Investors Service (“Moody’s”), BBB or higher by Standard & Poor’s Corporation (“S&P”) or Fitch Ratings (“Fitch”), or unrated securities of comparable quality as determined by the investment adviser to the Funds, Institutional Capital Corporation (“ICAP”).  Bonds rated Baa by Moody’s or BBB by S&P, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated bonds.

Non-Investment Grade Debt Securities (“Junk Bonds”)

Each Fund may invest up to 5% of its net assets in junk bonds.  Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy.  They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  The special risk considerations in connection with investments in these securities are discussed below.

Effect of Interest Rates and Economic Changes.  All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise.  The market values of junk bond securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates.  Junk bond securities also tend to be more sensitive to economic conditions than are higher-rated securities.  As a result, they generally involve more credit risks than securities in the higher-rated categories.  During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations.  The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.  Further, if the issuer of a junk bond security defaulted, a Fund might incur additional expenses to seek recovery.  Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value.

As previously stated, the value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will a Fund’s net asset value.  If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits.  Due to the limited liquidity of junk bond securities, a Fund may be forced to liquidate these securities at a substantial discount.  Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

Payment Expectations.  Junk bond securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to redeem the securities at its discretion.  During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate.  To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which could result in a lower return for the Fund.

Credit Ratings.  Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities.  They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of an investment.  In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the value of the security.  Consequently, credit ratings are used only as a preliminary indicator of investment quality.  Investments in junk bond securities will be more dependent on ICAP’s credit analysis than would be the case with investments in investment-grade debt securities.  ICAP employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings.  ICAP continually monitors each Fund’s investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

Liquidity and Valuation.  A Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities.  Because not all dealers maintain markets in all junk bond securities, there is no established retail secondary market for many of these securities.  The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities.  The lack of a liquid secondary market may have an adverse impact on the market price of the security.  The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund.  Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.  During periods of thin trading, the spread between bid and asked prices is likely to increase significantly.  In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bond securities, especially in a thinly traded market.

Illiquid Securities

Each Fund may invest up to 5% of its net assets in illiquid securities (i.e., securities that are not readily marketable).  For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities which may only be resold pursuant to Rule 144A under the Securities Act, repurchase agreements with maturities in excess of seven days and other securities that are not readily marketable.  The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 5% limitation.  Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act, including securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act, may be considered liquid under guidelines adopted by the Board of Directors.

The Board of Directors has delegated the day-to-day determination of the liquidity of any security to ICAP, although it has retained oversight and ultimate responsibility for such determinations.  Although no definitive liquidity criteria are used, the Board of Directors has directed ICAP to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system) and (iv) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith by the Board of Directors or its delegate.  If, through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 5% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Warrants

Each Fund may invest without limitation in warrants.  Warrants are options to purchase equity securities at a specific price for a specific period of time.  They do not represent ownership of the securities but only the right to buy them.  Investing in warrants is purely speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  In addition, the value of a warrant does not necessarily change with the value of the underlying security, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Real Estate Investment Trust Securities (“REITs”)

Each Fund may invest without limitation in the equity securities of REITs.  REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income primarily from the collection of interest payments.  Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”).  A Fund which invests in REITs will indirectly bear its proportionate share of the expenses incurred by the REITs in addition to the expenses incurred directly by the Fund.  Investments in REITs may subject a Fund to risks similar to those associated with direct ownership of real estate (in addition to securities markets risks).  REITs are sensitive to factors such as changes in real estate value and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand and the management skill and creditworthiness of the issuer.  REITs may also be affected by tax and regulatory requirements.

Foreign Securities

The International Fund will invest at least 80% of its net assets in the equity securities of foreign companies.  Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments.  In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards.  Other risks inherent in foreign investment include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the illiquidity and volatility of foreign securities markets; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability.  Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities.  From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.  Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

Although the International Fund’s investments in foreign securities primarily will be in securities of established issuers based in developed foreign countries, the Fund may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), eastern Europe, Latin and South America, the Mediterranean and Africa.  Investments in emerging markets include all of the risks of investments in foreign securities and risks which are in addition to the usual risks inherent in foreign investments.  The Fund’s purchase and sale of portfolio securities in certain emerging markets countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors.  In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund, ICAP and its affiliates and their respective clients and other service providers.  The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.  These limitations may have a negative impact on the Fund’s performance and may adversely affect the liquidity of the Fund’s investment to the extent that it invests in certain emerging market countries.  In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar.  Further, certain emerging markets countries’ currencies may not be internationally traded.  Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar.  If the Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s net asset value will be adversely affected.  Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Foreign Currency Hedging Transactions

The International Fund may enter into forward foreign currency exchange contracts (“forward contracts”) and foreign currency futures contracts and options thereon.  See “Derivative Instruments,” on page 9.  Forward contracts provide for the purchase, sale or exchange of an amount of a specified foreign currency at a future date.  The International Fund will enter into forward contracts for hedging purposes only; that is, only to protect against the effects of fluctuating rates of currency exchange and exchange control regulations between trade and settlement dates, dividend declaration and distribution dates and purchase and sale dates.  A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract.  Foreign currency futures contracts and options thereon traded in the U.S. are traded on regulated exchanges.  The International Fund will enter into foreign currency futures and options transactions for hedging and other permissible risk management purposes only and may segregate assets to cover its futures contracts obligations.

At the maturity of a forward or futures contract, the International Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.  Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.  Closing purchase transactions with respect to futures contracts are effected on an exchange.  The International Fund will only enter into such a forward or futures contract if it is expected that there will be a liquid market in which to close out such contract.  There can, however, be no assurance that such a liquid market will exist in which to close a forward or futures contract, in which case the International Fund may suffer a loss.

The International Fund may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges.  A put option gives the Fund the right to sell a currency at the exercise price until the expiration of the option.  A call option gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.  The International Fund will not enter into foreign currency forwards, futures or related options on futures contracts if, along with the Fund’s investments in other options, more than 30% of its net assets would be committed to such instruments.

Borrowing

Each Fund is authorized to borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements), provided that the amount borrowed cannot exceed 33 1/3% of the value of the Fund’s total assets.  A Fund’s borrowings may create an opportunity for greater return to the Fund and, ultimately, the Fund’s shareholders, but at the same time increase exposure to losses.  In addition, interest payments and fees paid by a Fund on any borrowings may offset or exceed the return earned on borrowed funds.  Each Fund currently intends to borrow money only for temporary, extraordinary or emergency purposes and may not purchase securities when its borrowings exceed 5% of its total assets.

Lending Portfolio Securities

Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of the Fund’s total assets to brokers, dealers or other institutional borrowers as a means of earning income.  In return, the Funds will receive collateral in cash or money market instruments.  The collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  The purpose of securities lending is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold securities short.  The Funds will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent.  Voting rights with respect to loaned securities pass to the borrower with the lending of the securities.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends received by the Funds on loaned securities are not treated as “qualified dividends” for tax purposes.  The Funds may also receive interest on the investment of collateral or a fee from the borrower as compensation for the loan.  The Funds may pay reasonable custodial and administrative fees in connection with a loan.  The Funds will retain the right to call, upon notice, lent securities.  While there may be delays in recovery or even a loss of right in collateral should the borrower fail financially, ICAP will review the creditworthiness of the entities to which such loans are made to evaluate those risks.  Although the Funds are authorized to lend securities, they do not presently intend to engage in lending activities.

Derivative Instruments

In General.  Each Fund may invest up to 30% of its net assets in derivative instruments.  The Funds may use derivative instruments for any lawful purpose consistent with their respective investment objectives such as hedging or managing risk, but not for speculation.  Derivative instruments are commonly defined to include securities or contracts whose value depend on (or “derive” from) the value of one or more other assets, such as securities, currencies or commodities.  These “other assets” are commonly referred to as “underlying assets.”

Hedging.  The Funds may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, their respective portfolios.  Derivatives may also be used by the Funds to “lock-in” realized but unrecognized gains in the value of portfolio securities.  Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged.  However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

Managing Risk.  The Funds may also use derivative instruments to manage the risks of their respective assets.  Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations held, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity, debt and foreign securities.  The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for a Fund to invest than “traditional” securities (i.e., stocks or bonds) would.

Exchange or OTC Derivatives.  Derivative instruments may be exchange-traded or traded in over-the-counter (“OTC”) transactions between private parties.  Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange.  Exchange contracts are generally liquid.  The exchange clearinghouse is the counterparty of every contract.  Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty.  OTC derivatives are contracts between the holder and another party to the transaction (usually a securities dealer or a bank), but not any exchange clearinghouse.  OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Risks and Special Considerations.  The use of derivative instruments involves risks and special considerations as described below.  Risks pertaining to particular derivative instruments are described in the sections that follow.

(1)  Market Risk.  The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may go up or down.  Adverse movements in the value of an underlying asset can expose the Funds to losses.  Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified.  The successful use of derivative instruments depends upon a variety of factors, particularly ICAP’s ability to anticipate movements of the securities and currencies markets, which requires different skills than anticipating changes in the prices of individual securities.  There can be no assurance that any particular strategy adopted will succeed.  A decision to engage in a derivative transaction will reflect ICAP’s judgment that the derivative transaction will provide value to a Fund and its shareholders and is consistent with the Fund’s objectives, investment limitations and operating policies.  In making such a judgment, ICAP will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund’s entire portfolio and investment objective.

(2)  Credit Risk.  The Funds will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument.  The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance.  For privately-negotiated instruments, there is no similar clearing agency guarantee.  In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Funds.  The Funds will enter into transactions in derivative instruments only with counterparties that ICAP reasonably believes are capable of performing under the contract.

(3)  Correlation Risk.  When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) can result from an imperfect correlation between the price movements of the two instruments.  With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset.  With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated.  Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged.  For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated.  Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.  The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

(4)  Liquidity Risk.  Derivatives are also subject to liquidity risk.  Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value.  Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract.  OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.  A Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options).  If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out.  The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.  A Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position.  Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Funds.

(5)  Legal Risk.  Legal risk is the risk of loss caused by the legal unenforceability of a party’s obligations under the derivative.  While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff.  Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6)  Systemic or “Interconnection” Risk.  Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants.  In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction.  Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations.  This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

General Limitations.  The use of derivative instruments is subject to applicable regulations of the Securities and Exchange Commission (the “SEC”), the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission (“CFTC”) and various state regulatory authorities.

 In accordance with Rule 4.5 of the regulations under the Commodities Exchange Act, the Funds have filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the CFTC and the National Futures Association, which regulate trading in the futures markets.  As a result, the Funds are not subject to registration or regulation as commodity pool operators.

The SEC has identified certain trading practices involving derivative instruments that involve the potential for leveraging Fund assets in a manner that raises issues under the 1940 Act.  In order to limit the potential for the leveraging of Fund assets, the SEC has stated that a Fund may use coverage or segregate its assets.  Assets used as cover or held in a segregated account cannot be sold while the derivative position is open, unless they are replaced with similar assets.  As a result, the commitment of a large portion of a Fund’s assets to segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

In some cases, a Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class.  In such cases, when a Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to set aside liquid assets in a segregated account to secure its obligations under the derivative instruments, ICAP may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and by reference to the nature of the exposure arising from the assets set aside in the segregated account.

Options.  The Funds may use options for any lawful purpose consistent with their respective investment objectives such as hedging or managing risk but not for speculation.  An option is a contract in which the “holder” (the buyer) pays a certain amount (the “premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (the “strike price” or “exercise price”) at or before a certain time (the “expiration date”).  The holder pays the premium at inception and has no further financial obligation.  The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset.  The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset.  The Funds may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position.  Options used by the Funds may include European, American and Bermuda style options.  If an option is exercisable only at maturity, it is a “European” option; if it is also exercisable prior to maturity, it is an “American” option; if it is exercisable only at certain times, it is a “Bermuda” option.

The Funds may purchase (buy) and write (sell) put and call options and enter into closing transactions with respect to such options to terminate an existing position.  The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge.  Writing put or call options can enable the Funds to enhance income by reason of the premiums paid by the purchaser of such options.  Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option.  All or a portion of any assets used as cover for OTC options written by the Funds would be considered illiquid to the extent described under “Illiquid Securities,” on page 6.  Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the affected Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction.  Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.  Closing transactions permit the Funds to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Funds may purchase or write both exchange-traded and OTC options.  Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts with no clearing organization guarantee.  Thus, when the Funds purchase or write an OTC option, they rely on the counterparty to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by the Funds as well as the loss of any expected benefit of the transaction.

The Funds may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general.

Futures Contracts.  The Funds may use futures contracts for any lawful purpose consistent with their respective investment objectives such as hedging and managing risk but not for speculation.  The Funds may enter into futures contracts, including interest rate, index and currency futures, and purchase put and call options, and write covered put and call options, on such futures.  The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge.  Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities.  The Funds’ hedging may include purchases of futures as an offset against the effect of expected increases in currency exchange rates and securities prices and sales of futures as an offset against the effect of expected declines in currency exchange rates and securities prices.  The Funds may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position.  Such options would have the same strike prices and expiration dates.  The Funds will engage in this strategy only when ICAP believes it is more advantageous than purchasing the futures contract.

To the extent required by regulatory authorities, the Funds may enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument.  Futures exchanges and trading are regulated by the CFTC.  Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund’s exposure to market, currency or interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place.  An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written.  Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained.  A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or the currency or by payment of the change in the cash value of the index.  More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.  If the offsetting purchase price is less than the original sale price, a Fund realizes a loss; if it is more, the Fund realizes a gain.  Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, the Fund realizes a loss.  The transaction costs must also be included in these calculations.  There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time.  If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Funds upon entering into a futures contract.  Instead, at the inception of a futures contract, a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin,” consisting of cash or other liquid assets, in an amount generally equal to 10% or less of the contract value.  Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker.  When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk.  In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.  Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written.  Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market.  The Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market.  However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund was unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  Under these circumstances, the Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain certain liquid securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged.  For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls.  These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged.  Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets.  This participation also might cause temporary price distortions.  In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Cash Equivalents

To the extent permitted by its investment objective and policies, each Fund may invest in cash equivalents.  Cash equivalents are short-term fixed income securities issued by private and governmental institutions which are rated at least Prime-1 by Moody’s, A-1 or higher by S&P, F-2 or higher by Fitch or unrated securities of comparable quality as determined by ICAP.  Such securities include, without limitation, the following:

U.S. Government Securities.  These securities include bills, notes and bonds differing as to maturity and rates of interest which are either issued or guaranteed by the U.S. Treasury or U.S. government agencies or instrumentalities.  U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Ginnie Mae, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) Fannie Mae, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the Interamerican Development Bank and the International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.  While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law.  The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Certificates of Deposit.  These securities are issued against funds deposited in a U.S. or foreign bank (and its subsidiaries and branches) or a U.S. savings and loan association.  Such securities are for a definite period of time, earn a specified rate of return and are normally negotiable.  If a certificate of deposit is non-negotiable, it will be considered illiquid and will be subject to each Fund’s 5% restriction on investments in illiquid securities.  A certificate of deposit requires the issuer to pay the amount deposited plus interest to the holder of the certificate on the date specified thereon.  Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Funds may not be fully insured.

Bank Time Deposits.  Bank time deposits are monies kept on deposit with U.S. or foreign banks (and their subsidiaries and branches) or U.S. savings and loan associations for a stated period of time at a fixed rate of interest.  There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

Bankers’ Acceptances.  Bankers’ acceptances are short-term credit instruments used to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

Repurchase Agreements.  For this purpose, repurchase agreements include only those entered into with respect to obligations of the U.S. government, its agencies or instrumentalities.  In such a transaction, at the time a Fund purchases the security, it simultaneously agrees to resell the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time.  This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate.  Such transactions afford an opportunity for the Funds to invest temporarily available cash.  Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities.  The risk to the Funds is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral.  If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Funds could incur a loss of both principal and interest.  ICAP monitors the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement.  ICAP does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Funds.  If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Funds to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

Commercial Paper.  These securities include commercial paper and commercial paper master notes (which are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change).  Master demand notes are direct lending arrangements between a Fund and a corporation.  There is no secondary market for such notes; however, they are redeemable by the Funds at any time.  ICAP will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

Depositary Receipts

The Funds may invest in American Depositary Receipts (“ADRs”).  ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer.  The International Fund may invest in European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  EDRs and GDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation.  Depository receipts may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks.  Depositary receipts are deemed to have the same classification as the underlying securities they represent.  Thus, a depositary receipt representing ownership of common stock will be treated as common stock.  Depositary receipts involve many of the same risks as investing directly in foreign securities.

Depositary receipt facilities may be established as either “unsponsored” or “sponsored.”  While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants.  A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities.  The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distribution, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to depositary receipt holders in respect of the deposited securities.  Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the depositary receipt holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although depositary receipt holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the depositary receipt holders at the request of the issuer of the deposited securities.

DIRECTORS AND OFFICERS

Under the laws of the State of Maryland, the Board of Directors is responsible for managing the Funds’ business and affairs.

Directors and officers of the Funds, together with information as to their principal business occupations during at least the last five years, and other information, are shown below.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
Independent Directors:
Dr. James A. Gentry The University of Illinois 140A Wohlers Hall 1206 South 6th Street Champaign, Illinois 61820 Age: 75	Director	Indefinite Term; Served as Director since December 1994

Dr. Gentry, who joined the faculty at the University of Illinois, Urbana-Champaign, in 1966, is a Professor Emeritus of Finance at the College of Business at the University.  Since joining the University, Dr. Gentry has served as Associate Dean of the College of Commerce and Business Administration and has authored   numerous articles and chapters in books.  Currently, he teaches a graduate course in advanced financial management.  In 2001, he was recognized as a University distinguished scholar/teacher.  Dr. Gentry received an A.B. from Indiana State University, and an M.B.A. and D.B.A. from Indiana University.

				3	None
Joseph Andrew Hays c/o The Hays Group Suite 2600, Tribune Tower 435 North Michigan Avenue Chicago, Illinois 60611 Age: 75	Director	Indefinite Term; Served as Director since July 1995

Since January 1996, Mr. Hays has been the principal in a consulting firm, The Hays Group, located in Chicago, Illinois.  Since October 1999, he has served as a director of High Country News Foundation, Paonia, Colorado, a publisher of commentary on conservation issues in the eight Western states of the U.S.  From September 1995 through April 1998, Mr. Hays served on the Board of Directors of Delaware Place Bank, located in Chicago, Illinois.  Mr. Hays retired on December 31, 1995 from the Tribune Company, a diverse media enterprise, as Vice President for Corporate Relations and a member of its executive committee, after 12 years of service.  Mr. Hays’ professional career in industry has been as an executive specializing in the external affairs of corporations.   Mr. Hays received a B.S. in journalism from Utah State University and a Bachelor of Laws from Indiana University.

				3	None
Harold W. Nations 580 Lincoln Avenue Winnetka, Illinois 60093 Age: 52	Director	Indefinite Term; Served as Director since December 1994	Mr. Nations is a broker with BRE Sotheby’s International Realty, a real estate brokerage firm, and a principal with Twin Crescents Realty LLC, a real estate investment advisory firm. He has been with BRE Sotheby’s International Realty since November 2004 and with Twin Crescents Realty since June 2002. Prior thereto, he was a partner with the law firm of McDermott, Will & Emery in Chicago, Illinois. He had been with McDermott, Will & Emery since June 2000. Mr. Nations received a B.S. in Chemistry from the Georgia Institute of Technology and a J.D. from Northwestern University Law School.	3	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
Interested Director* and Principal Officers:
Robert H. Lyon 225 West Wacker Drive Suite 2400 Chicago, Illinois 60606 Age: 56	President and Director	Indefinite Term; Served as President and Director since December 1994	Mr. Lyon joined ICAP in 1988 and has been the President, Chief Investment Officer and a Director of ICAP since 1992. For the seven years prior to joining ICAP, Mr. Lyon was an Executive Vice President and Director of Research with Fred Alger Management in New York. Mr. Lyon graduated from Northwestern University with a B.A. in economics and received his M.B.A. from the Wharton School of Finance.	3	None
Pamela H. Conroy 225 West Wacker Drive Suite 2400 Chicago, Illinois 60606 Age: 44	Vice President, Treasurer, Secretary, and Chief Compliance Officer	Indefinite Term; Served as Vice President and Treasurer since December 1994; as Director from December 1994 until November 2004; as Secretary and Chief Compliance Officer since 2004.

Ms. Conroy has been a Senior Vice President of ICAP since joining ICAP in August of 1994, a Director of ICAP since March 1995, Secretary of ICAP since September 1997 and Chief Compliance Officer of ICAP since 2004.  As Senior Vice President, her responsibilities include oversight of accounting, systems, operations and product development.  Prior to joining ICAP, Ms. Conroy worked at The Northern Trust Company where she served as a Vice President and worked in a variety of capacities in the investments and securities processing areas over a nine-year period.  Ms. Conroy earned a B.A. from the University of Illinois, Urbana-Champaign and an M.M. from the Kellogg School of Management at Northwestern University.

				N/A	N/A

* Mr. Lyon is deemed to be an “interested person” of the Funds, as defined in the 1940 Act, because he serves as director and officer of ICAP.  In addition, Mr. Lyon owns a controlling interest in ICAP.

The Board of Directors has one standing committee – an Audit Committee.  Pursuant to its charter, the Audit Committee oversees the Funds’ accounting and financial policies and practices, internal controls, and disclosure controls and procedures; oversees the quality, objectivity and integrity of the Funds’ financial statements and the independent audit thereof; monitors the independent auditor’s qualifications, independence and performance; acts as a liaison between the independent auditor and the full Board of Directors; and is responsible for the appointment, compensation and oversight of the Funds’ independent auditor.  During the fiscal year ended December 31, 2005, the Audit Committee met twice.  The three disinterested directors of the Funds – Dr. Gentry (Chairman), Mr. Hays and Mr. Nations – form the Audit Committee.

The following table sets forth the dollar range of Fund shares beneficially owned by each director as of December 31, 2005, stated using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Dollar Range of Equity Securities Beneficially Owned(1)
Name of Director	Equity	Select Equity	International	Aggregate Dollar Range of Equity Securities in All ICAP Funds
Dr. James A. Gentry	over $100,000	$50,001-$100,000	over $100,000	over $100,000

Joseph Andrew Hays	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000	over $100,000

Harold W. Nations	none	$10,001-$50,000	none	$10,001-$50,000

Robert H. Lyon(2)	none	over $100,000	over $100,000	over $100,000

____________________

(1)

Beneficial ownership is determined in accordance with Rule 16(a)-1(a)(2) under the Securities Exchange Act of 1934, as amended.

(2)

An “interested person” as defined in the 1940 Act.

As of April 1, 2006, officers and directors of the Funds beneficially owned less than 1% of the Equity Fund’s then outstanding shares, 1.8% of the Select Equity Fund’s then outstanding shares and 7.0% of the International Fund’s then outstanding shares.

Directors and officers of the Funds who are also officers, directors, employees or shareholders of ICAP do not receive any remuneration from the Funds for serving as directors or officers.  Accordingly, Mr. Lyon does not receive any remuneration from the Funds for his services as a director and officer.  Ms. Conroy is not compensated by the Funds, but receives compensation from ICAP for her services as Chief Compliance Officer of the Funds.  Dr. Gentry, Mr. Hays and Mr. Nations received the following fees in 2005 for their services as directors of the Funds:

Name of Director	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Directors
Dr. James A. Gentry(1)	$25,000	$0	$0	$25,000
Joseph Andrew Hays(1)	$25,000	$0	$0	$25,000
Harold W. Nations(1)	$25,000	$0	$0	$25,000

_______________

(1)

These three directors are not deemed to be “interested persons” as defined in the 1940 Act.  Each of the directors has elected to receive his compensation in shares of common stock in the Fund or Funds of his choice.

CODE OF ETHICS

The Funds and ICAP have adopted a Code of Ethics, as amended February 1, 2005 (the “COE”), under Rule 17j-1 of the 1940 Act.  The COE governs all access persons of the Funds and ICAP and includes a statement of policies and procedures regarding confidential information and conflicts of interest.  The term “access person” includes ICAP, and any director, officer or advisory person of a Fund or ICAP.  An advisory person includes any employee of ICAP.  The COE permits access persons to buy or sell securities for their own accounts, but prohibits access persons from owning securities that are also owned by the Funds, are being considered for purchase by the Funds, or have been identified by a proprietary screening process used to identify securities for further evaluation as potential candidates for purchase by the Funds, subject to certain exceptions.  The COE places other limitations on the acquisition of securities by access persons (other than disinterested directors) such as prohibiting the purchase of securities in an initial public offering and restricting the purchase of private placement securities.  Each access person (other than disinterested directors) is required to provide duplicate copies of confirmations and brokerage statements to the Chief Compliance Officer.  In addition, access persons are required, on an annual basis, to compile a list of all securities holdings and provide such list to the Chief Compliance Officer.

PRINCIPAL SHAREHOLDERS

As of April 1, 2006, the following persons owned of record or are known by the Funds to own beneficially 5% or more of the outstanding shares of one or more of the Funds:

Name and Address	Fund	Number of Shares	Percentage of Fund	Percentage of Company

Fidelity Investments Institutional	Equity	4,825,673.115	24.618%	9.995%
Operations Co., Inc.
100 Magellan Way
Covington, KY 41015-1987

Charles Schwab & Co., Inc.	Equity	1,894,737.366	9.666%	3.924%
101 Montgomery Street
San Francisco, CA 94104

Wells Fargo Bank	Equity	1,086,386.667	5.542%	2.250%
8515 E. Orchard Road
Englewood, CO 80111

National Financial Services Corp.	Equity	1,077,793.141	5.498%	2.232%
One World Financial Center
200 Liberty Street
New York, NY 10281

Charles Schwab & Co.	Select Equity	8,403,720.788	36.342%	15.375%
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.	Select Equity	4,428,122.026	19.149%	8.102%
One World Financial Center
200 Liberty Street
New York, NY 10281

PFPC Wrap Services	Select Equity	2,784,203.835	12.040%	5.094%
760 Moore Road
King of Prussia, PA 19406

Name and Address	Fund	Number of Shares	Percentage of Fund	Percentage of Company

Charles Schwab & Co.	International	4,718,920.539	46.653%	7.974%
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.	International	1,880,457.721	18.591%	3.178%
One World Financial Center
200 Liberty Street
New York, NY 10281

National Investor Services Corp.	International	722,605.467	7.144%	1.221%
55 Water Street 32nd Floor
New York, NY 10041

Any person that beneficially owns more than 25% of the outstanding shares of a Fund or of the Company may be considered a “controlling person” of such Fund or of the Company.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Company.

INVESTMENT ADVISER

ICAP serves as the investment adviser to the Funds pursuant to an advisory agreement dated as of December 30, 1994, as amended (the “Advisory Agreement”).  Mr. Lyon owns a controlling interest in ICAP and is the President, Chief Investment Officer and a director of ICAP.  Ms. Conroy is a Senior Vice President and the Secretary, Treasurer and Chief Compliance Officer of ICAP.

The Advisory Agreement as it relates to the Equity Fund is dated as of December 30, 1994, while the amendments to the Advisory Agreement to add the Select Equity and International Funds are dated as of December 31, 1997.  The Advisory Agreement had an initial term of two years (with a December 30, 1994 or December 31, 1997 starting point, as the case may be) and is required to be approved annually thereafter by the Board of Directors or by vote of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act).  Each annual renewal must also be approved by the vote of a majority of the Funds’ directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement as it relates to the Equity Fund was initially approved by the vote of a majority of the Funds’ directors, including a majority of directors who were not parties to the agreement or interested persons of any such party, on December 6, 1994 and by the initial shareholders of the Fund on December 14, 1994.  Most recently, the Advisory Agreement was approved by the directors, including the disinterested directors, on May 19, 2005.  The amendments to the Advisory Agreement to add the Select Equity and International Funds were initially approved by a vote of a majority of the Funds’ directors, including a majority of directors who were not parties to the agreement or interested persons of any such party, on November 13, 1997.  Most recently, the Advisory Agreement relating to the Select Equity and International Funds was approved by the directors, including the disinterested directors, on May 19, 2005.  The Advisory Agreement is terminable, without penalty, on 60 days’ written notice by the Board of Directors, by vote of a majority of the applicable Fund’s outstanding voting securities or by ICAP, and will terminate automatically in the event of its assignment.

Under the terms of the Advisory Agreement, ICAP manages the Funds’ investments and business affairs, subject to the supervision of the Board of Directors.  At its expense, ICAP provides office space and all necessary office facilities, equipment and personnel for managing the investments of the Funds.

As compensation for its services, each Fund pays to ICAP a monthly advisory fee at the annual rate of 0.80% of the average net asset value of the respective Fund.  The advisory fee is accrued daily and paid monthly.

For the years ended December 31, 2003, 2004 and 2005, ICAP waived its management fee and/or reimbursed the operating expenses of the Equity, Select Equity and International Funds to the extent necessary to ensure that the total operating expenses of each Fund did not exceed 0.80% of the respective Fund’s average net assets.  Pursuant to an expense cap agreement dated April 30, 1999, as amended effective May 1, 2006, between ICAP and the Funds, ICAP has contractually agreed to continue this waiver/reimbursement policy until April 30, 2007.  For the years ended December 31, 2003, 2004 and 2005, ICAP received $7,024,209, $7,462,505 and $6,088,550, respectively, from the Equity Fund, $185,593, $1,068,306 and $2,967,467, respectively, from the Select Equity Fund and $6,912, $249,922 and $548,526, respectively, from the International Fund, as compensation for its services under the Advisory Agreement.  The amounts received by ICAP for such services would have been $7,673,399, $8,136,740 and $6,742,739, respectively, from the Equity Fund, $396,478, $1,437,051 and $3,535,106, respectively, from the Select Equity Fund and $198,892, $505,512 and $917,447, respectively, from the International Fund, had ICAP not waived a portion of its fees during the years ended December 31, 2003, 2004 and 2005.

PROXY VOTING POLICIES

Pursuant to regulations adopted by the Securities and Exchange Commission in 2003, the Board of Directors adopted proxy voting policies and procedures that delegate the authority to vote proxies to ICAP, subject to the supervision of the Board of Directors.  The proxy voting policies and procedures of the Funds provide that, in the event of a conflict between the interests of ICAP and the Funds with regard to a proxy vote, the Board of Directors has delegated its authority to the disinterested directors and the proxy voting direction in such a case shall be determined by a majority of the disinterested directors.

ICAP’s proxy voting policies and procedures generally provide that ICAP will decide how to vote proxies on various issues on a case-by-case basis, with the intention being to vote all proxies in the best interest of  shareholders of the Funds.  ICAP has adopted proxy voting guidelines that may be employed when considering how to vote proxies.  In situations where ICAP’s interests conflict, or appear to conflict, with the interests of the Funds or other client interests, ICAP will take one of the following steps to resolve the conflict:

●	Vote the securities based on a pre-determined voting guideline if the application of the guideline to the matter presented involves little or no discretion on ICAP’s part;

●	Vote the securities based upon the recommendation of an independent third party, such as a proxy voting service; or

●	Disclose the conflict to the client or, with respect to the Funds, the Funds’ Board of Directors (or its delegate) and obtain the client’s or Board of Directors’ discretion to vote the proxies.

Information regarding how the Funds vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-221-ICAP and by accessing the SEC’s Web site at www.sec.gov.

FUND TRANSACTIONS AND BROKERAGE

Under the Advisory Agreement, ICAP is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds’ securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business.  Trades may be done with brokers, dealers and, on occasion, issuers.  Remuneration for trades may include commissions, dealer spreads, mark-ups and mark-downs.

In executing transactions on behalf of the Funds, ICAP has no obligation to deal with any broker or dealer.  Rather, ICAP seeks the best qualitative execution.  The best net price is an important factor, but ICAP also considers the full range and quality of a broker’s services, as described below.  Recognizing the value of the range of services, the Funds may not pay the lowest commission or spread available on a particular transaction.  Brokerage will not be allocated based on the sale of a Fund’s shares.

For the years ended December 31, 2003, 2004 and 2005, the aggregate amount of brokerage commissions paid by the Equity Fund was $1,683,066, $1,173,744 and $1,164,423, respectively; the aggregate amount of brokerage commissions paid by the Select Equity Fund was $285,568, $515,745 and $1,002,929, respectively; and the aggregate amount of brokerage commissions paid by the International Fund was $179,434, $223,638 and $507,204, respectively.

Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction.  Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In selecting brokers or dealers, ICAP considers investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers or dealers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility.  Accordingly, the commissions charged by any such broker or dealer may be greater than the amount another firm might charge if ICAP determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker or dealer to the Funds.  ICAP believes that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to them.  Such higher commissions will not,  however, be paid by the Funds unless (i) ICAP determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of ICAP’s overall responsibilities with respect to the accounts, including the Funds, as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws and the Advisory Agreement; and (iii) in the opinion of ICAP, the total commissions paid by the Funds are reasonable in relation to the benefits to the Funds over the long term.

For the year ended December 31, 2005, the following aggregate amounts were paid to brokers or dealers by the Funds for transactions for which research services were provided to the Funds: the Equity Fund paid $733,998; the Select Equity Fund paid $465,295; and the International Fund paid $457,567.  The Funds pay brokerage commissions to various full-service brokers for both execution services and research services.  However, because the commissions paid to these full-service brokers are not segregated by the part of the fee attributable to execution and the part attributable to research, the foregoing numbers represent fees paid for both execution services and research services.

The following table sets forth the value, as of December 31, 2005, of the shares issued by a regular broker-dealer of the Company and held by the Funds:

Broker Dealer/Issuer	Fund	Value

Bank of America, Corp.	Equity Select Equity	$38,399,108 $52,711,653

J.P. Morgan Chase & Co.	Equity Select Equity	$24,683,211 $30,604,959

Citigroup Inc.	Equity	$39,260,091

The Bank of New York Co., Inc.	Equity	$15,990,293

The Goldman Sachs Group, Inc.	Equity	$12,898,710

UBS AG ADR	International	$ 5,242,765

Credit Suisse Group ADR	International	$ 7,428,510

ICAP places portfolio transactions for other advisory accounts in addition to the Funds.  Research services furnished by firms through which the Funds effect their securities transactions may be used by ICAP in servicing all of its accounts; that is, not all of such services may be used by ICAP in connection with the Funds.  ICAP believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by it.  Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker or dealer paid by each account for brokerage and research services will vary.  However, ICAP believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis.  ICAP seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds.  There can be no assurance that a particular purchase or sale opportunity will be allocated to the Funds.  In making such allocations between the Funds and other advisory accounts, the main factors considered by ICAP are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

ADMINISTRATOR

Pursuant to an Administration and Fund Accounting Agreement dated as of November 20, 2002, UMB Fund Services, Inc. (“UMBFS”), provides administrative and fund accounting services to the Funds.  Under this agreement, UMBFS calculates the daily net asset value of each Fund and provides various administrative services to the Funds, including clerical, compliance and regulatory services such as filing all federal income and excise tax returns and state income tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals.  For the years ended December 31, 2003, 2004 and 2005, UMBFS received $489,530, $628,674 and $707,909, respectively, for its services under this agreement.

UMBFS’ address is 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233.

FUND MANAGERS

As described in the Prospectus under “Investment Team,” each fund manager listed below is jointly responsible for the day-to-day management of each Fund as well as the day-to-day management of the other accounts set forth in the following table.

Other Accounts Managed by Fund Managers (1)

	Registered Investment Companies(2)		Other Accounts Managed by Fund Manager(3)
Fund Manager	Number	Total Assets	Number	Total Assets	Number with Performance -Based Fees	Total Assets of Accounts with Performance –Based Fees
Robert H. Lyon	18	$5.2 billion	147	$7.8 billion	9	$628.6 million
Gary S. Maurer	18	$5.2 billion	147	$7.8 billion	9	$628.6 million
Jeffrey A. Miller, CFA	18	$5.2 billion	147	$7.8 billion	9	$628.6 million
Kathleen C. Pease, CFA	18	$5.2 billion	147	$7.8 billion	9	$628.6 million
Paula L. Rogers	18	$5.2 billion	147	$7.8 billion	9	$628.6 million
Jerrold K. Senser, CFA	18	$5.2 billion	147	$7.8 billion	9	$628.6 million
Andrew P. Starr, CFA	18	$5.2 billion	147	$7.8 billion	9	$628.6 million
Matthew T. Swanson, CFA	18	$5.2 billion	147	$7.8 billion	9	$628.6 million
William Van Tuinen, CFA	18	$5.2 billion	147	$7.8 billion	9	$628.6 million
Thomas R. Wenzel, CFA	18	$5.2 billion	147	$7.8 billion	9	$628.6 million

(1)

As of December 31, 2005.  All of the accounts are jointly managed on a team basis by the individuals listed in the table.

(2)

Includes the Funds and 15 other series of registered investment companies for which ICAP acts as sub-adviser.  None of ICAP’s registered investment company clients charges a performance-based fee.

(3)

The fund managers do not manage, either collectively or individually, any other pooled investment vehicles other than the Funds and the other registered investment companies noted above.

Individual fund managers may manage multiple accounts for multiple clients.  In addition to the Funds, these other accounts may include separate accounts, pension and profit sharing plans, foundations and 401(k) plans.  ICAP manages all accounts on a team basis.  ICAP manages potential conflicts of interest between a Fund and other types of accounts through allocation policies and oversight by ICAP’s compliance department.  ICAP has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another.  Allocation policies are designed to address potential conflicts of interest in situations where two or more Funds or accounts participate in investment decisions involving the same securities.

Compensation of Fund Managers

Compensation for key investment professionals consists of competitive base salary, annual cash bonus, and equity ownership in the firm.  A compensation committee reviews and determines the compensation.  The compensation committee determines the base salary and amount of bonus for each individual by examining several quantitative and qualitative factors.  For those individuals with specific investment sectors assigned to them, their annual performance relative to the annual performance of that sector in the S&P 500 is an important factor.  Other factors include the investment professional's contribution to the investment team's dialogue, the business results and overall business strategy, success of marketing and client servicing as well as managerial and demonstrated leadership.  Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.  Both the base salary for the upcoming year and the bonus for the current year are determined near the end of each calendar year.

Ownership of Fund Shares by Fund Managers

The following table sets forth the dollar range of Fund shares beneficially owned by each fund manager as of December 31, 2005, stated using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Fund Manager	Equity	Select Equity	International

Robert H. Lyon	None	over $1,000,000	over $1,000,000

Gary S. Maurer	over $1,000,000	over $1,000,000	over $1,000,000

Jeffrey A. Miller, CFA	None	$10,001 - $50,000	None

Kathleen C. Pease, CFA	None	$100,001 - $500,000	$100,001 - $500,000

Paula L. Rogers	$1 - $10,000	$100,001 - $500,000	$50,001 - $100,000

Jerrold K. Senser, CFA	$500,001 - $1,000,000	over $1,000,000	over $1,000,000

Andrew P. Starr, CFA	$10,001 - $50,000	$100,001 - $500,000	None

Matthew T. Swanson, CFA	None	$10,001 - $50,000	$10,001 - $50,000

William Van Tuinen, CFA	$10,001 - $50,000	$100,001 - $500,000	$50,001 - $100,000

Thomas R. Wenzel, CFA	over $1,000,000	over $1,000,000	over $1,000,000

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds do not provide or permit others to provide information about the Funds’ holdings to any third party on a selective basis, except as permitted by the Company’s policy regarding disclosure of portfolio holdings (the “Disclosure Policy”).  The Disclosure Policy has been approved by the Board of Directors.

Pursuant to the Disclosure Policy, the Funds’ portfolio holdings, consisting of at least the names of the holdings, are posted on the Company’s website no earlier than 15 calendar days after month end.  Additionally, as required by SEC regulations, the Company will disclose the full portfolio holdings of each Fund as of the end of the first and third fiscal quarters by filing Form N-Q with the SEC and as of the end of the second fiscal quarter by filing Form N-CSRS and as of the end of the fourth fiscal quarter by filing Form N-CSR with the SEC.

Service providers that have contracted to provide services to the Funds and which require portfolio holdings information in order to perform those services may receive portfolio holdings information prior to and more frequently than the public disclosure of such information.  These third party service providers are ICAP and the Funds’ administrator, fund accountant, independent registered public accountants, custodian, transfer agent, legal counsel and financial printer.

The persons to whom the Company voluntarily discloses non-public portfolio holdings information are required to maintain the confidentiality of the non-public information disclosed to them and not to use such information for any purpose other than performance of their responsibilities and duties to the Funds, including not trading on such non-public information.  Their duty of confidentiality arises either from explicit agreements (such as contracts with fund service providers which generally require that the information disclosed be kept confidential and not used for any purpose other than the purpose for which the information was disclosed) or is implied by the nature of the relationship with the Funds (e.g., attorney-client relationship), or from combination of both.

Disclosure of portfolio holdings information may also be provided to entities that provide a service to ICAP, provided that the service is related to the investment advisory services that ICAP provides to the Funds, and to a third-party when the Funds have a legitimate business purpose for doing so.  The Funds will not provide this information until such information has been posted on the Company’s web site.  Specifically, the Funds’ disclosure of their portfolio holdings may include disclosure:

•

To pension plan sponsors and/or their consultants that request such information to assess the risks of a Fund’s portfolio along with related performance attribution statistics;

•

For the purpose of due diligence regarding a merger or acquisition;

•

To a new advisor or sub-advisor prior to the commencement of its management of the Funds;

•

To rating agencies for use in developing a rating for the Funds;

•

To service providers, such as proxy voting service providers and portfolio-management database providers in connection with their providing services benefiting the Funds; and

•

For purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders.

The Company is prohibited from entering into any other arrangements with third parties to disclose information regarding the Funds’ securities without prior approval of ICAP’s Chief Compliance Officer (“CCO”).  No compensation or other consideration may be received by the Funds or ICAP in connection with the disclosure of portfolio holdings in accordance with this policy.

There may be instances where the interests of a Fund’s shareholders respecting the disclosure of information about portfolio securities may conflict or appear to conflict with the interests of ICAP, any principal underwriter for the Funds or an affiliated person of the Funds (including such affiliated person’s investment advisor or principal underwriter).  In such situations, the conflict must be disclosed to the Board of Directors, which must be afforded the opportunity to determine whether or not to allow such disclosure.

The Board of Directors has delegated to the Company’s CCO the responsibility to monitor the foregoing policy and to address any violations thereof.  The CCO reports any disclosures of portfolio holdings outside of the permitted disclosures described above to the Board of Directors on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of Fund shareholders and those of ICAP or any other Fund affiliate.

There can be no assurance that the Company’s policies and procedures regarding selective disclosure of Fund portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

ANTI-MONEY LAUNDERING PROGRAM

Each Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, an independent audit function to determine the effectiveness of the Program and a customer identification program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ transfer agent, UMBFS, has established proper anti-money laundering procedures that require it to report suspicious and/or fraudulent activity, verify the identity of new shareholders, check shareholder names against designated government lists, including the Office of Foreign Asset Control, and undertake a complete and thorough review of all new account applications.  The Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Pursuant to the USA PATRIOT Act and the Program, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or a Fund may be required to transfer the account or proceeds of the account to a governmental agency.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

As custodian for the Funds’ assets, UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri 64106, has custody of all securities and cash of each Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, if any, and performs other duties, all as directed by the officers of the Funds.

UMBFS, 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233 acts as transfer agent and dividend-disbursing agent for the Funds.

UMB Bank, n.a., and UMBFS are wholly-owned subsidiaries of UMB Financial Corporation.

PURCHASE AND PRICING OF SHARES

Purchase of Shares

Shares of the Funds are offered and sold on a continuous basis at the net asset value next calculated after the time UMBFS receives a purchase or redemption order in proper form.  Please see “Your Account – How to Buy Shares” in the Prospectus for more information.

Broker-dealers, financial institutions and other financial intermediaries that have entered into agreements with ICAP may enter purchase or redemption orders on behalf of their customers.  If you purchase or redeem shares of a Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified in accordance with the terms of the intermediaries’ agreement with ICAP.  In addition, certain operational policies of a Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries.  We urge you to consult your financial intermediary for more information regarding these matters.  In addition, ICAP has arrangements with certain financial intermediaries pursuant to which ICAP (not the Funds) compensates such intermediaries for performing shareholder services.  The arrangements and compensation vary among the intermediaries.  Eligibility requirements for such compensation are determined by ICAP.  The receipt of this compensation may provide an intermediary with an incentive to favor sales of ICAP Funds over sales of other mutual funds that do not provide such compensation or that provide a lower amount of compensation.

Purchases and Redemptions In Kind

Shares of a Fund may be purchased “in kind,” subject to ICAP’s approval and its determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund’s valuation policies and procedures adopted by the Board of Directors.  In an in kind purchase, investors transfer securities to a Fund in exchange for Fund shares.  Securities accepted by a Fund in an in kind purchase will be valued at market value.

Shares of a Fund may be redeemed “in kind,” if so requested by a shareholder, and in accordance with procedures adopted by the Board of Directors.  In general, shareholders redeeming in kind will receive their proportionate share of each security and cash position held by the Fund valued in the same manner as the Fund determines its net asset value (generally market value).  Redemptions in kind are subject to ICAP’s approval and will only be effected when it is in the best interests of all shareholders of the Fund.

Pricing of Shares

Shares of each Fund are offered to the public at the net asset value per share next computed after the time the purchase application and funds are received in proper form.  The net asset value per share of each Fund is determined as of the close of regular trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (the “NYSE”) is open for business.  Purchase orders and redemption requests received on a day the NYSE is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day.  See “Your Account – Investments Made Through Financial Services Agents” in the Prospectus.  Applications for purchase of shares and requests for redemption of shares received after the close of trading on the NYSE will be valued as of the close of trading on the next day the NYSE is open.  A Fund is not required to calculate its net asset value on days during which it receives no orders to purchase or redeem shares.  Net asset value per share for each Fund is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding in that Fund.  The result, rounded to the nearest cent, is the net asset value per share.

In determining the net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.  Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange on which such securities are primarily traded, and with respect to equity securities traded on Nasdaq, such securities are valued using the Nasdaq Official Closing Price.  However, securities traded on an exchange or Nasdaq for which there were no transactions on a given day and securities not listed on an exchange or Nasdaq are valued at the most recent bid price.  Other exchange traded securities (generally foreign securities) will be valued based on market quotations.  Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by ICAP pursuant to pricing procedures adopted by the Board of Directors.  The Board of Directors may approve the use of pricing services to assist the Funds in the determination of net asset value.  Short-term fixed income securities held by the Funds are generally valued on an amortized cost basis.

The calculation of the net asset value of a Fund may not take place contemporaneously with the determination of the prices of Fund securities used in such calculation.  Events affecting the values of Fund securities that occur between the time their prices are determined and 4:00 p.m. Eastern Time, and at other times, may not be reflected in the calculation of net asset value of the Funds.

Securities quoted in foreign currency will be valued in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily net asset value per share is determined.  Although foreign assets are valued in U.S. dollars on a daily basis, foreign assets are not converted into U.S. dollars on a daily basis.  Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE.  Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE.  Such events would not normally be reflected in the calculation of a Fund’s net asset value on that day.  If events that materially affect the value of a Fund’s foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors, or its delegate.

Certain of the securities holdings of the Funds may, from time to time, be listed primarily on foreign exchanges.  Foreign securities exchanges may close before the Funds determine their net asset values.  In addition, foreign securities may trade on other days than those on which the NYSE is open for business.  Moreover, foreign securities may not trade on days on which the NYSE is open.  Consequently, the calculation of a Fund’s net asset value may not take place contemporaneously with the determination of the prices of securities held by a Fund.  As a result, the net asset value of the applicable Fund may be significantly affected by such trading on days when investors cannot effect transactions in their accounts.  Events affecting the values of Fund securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a Fund’s net asset value unless ICAP, under the supervision of the Funds’ Board of Directors, determines that the particular event would materially affect net asset value.  The Board of Directors may rely on the recommendations of an independent fair value pricing service it has retained to assist in valuing foreign securities held by the Funds.  The fair value pricing service may employ quantitative models in determining fair value.

TAXATION OF THE FUNDS

In General

Each Fund intends to qualify annually for treatment as a “regulated investment company” under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis.  In the event a Fund fails to qualify as a “regulated investment company,” it will be treated as a regular corporation for federal income tax purposes.  Accordingly, the disqualifying Fund would be subject to federal income taxes and any distributions that it makes would be non-deductible by the Fund.  What this means for shareholders of such Fund is that the cost of investing in the Fund would increase.  Under these circumstances, it would be more economical for shareholders to invest directly in securities held by the Fund, rather than to invest indirectly in such securities through the Fund.

Foreign Transactions

Interest and dividends received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.  If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it.  Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (i) include in gross income, and treat as paid by him, his proportionate share of those taxes, (ii) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax.  Each Fund will report to its shareholders shortly after each taxable year their respective share of a Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

Each Fund maintains its accounts and calculates its income in U.S. dollars.  In general, gain or loss (i) from the disposition of foreign currencies and forward currency contracts, (ii) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date and (iii) attributable to fluctuations in exchange rates between the time a Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss.  A foreign-currency-denominated debt security acquired by a Fund may bear interest at a high nominal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, a Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

Derivative Instruments

The use of derivative strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses a Fund will realize in connection therewith.  Gains from the disposition of foreign currencies, and income from transactions in options, futures and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the “Income Requirement.”  The “Income Requirement” is a requirement under Subchapter M of the Code that a regulated investment company must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures or forward currency contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year.  Except for Section 1256 Contracts that are subject to Section 988 and those that are part of a “mixed straddle” and with respect to which a Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor.  There may be other federal, state or local tax considerations applicable to a particular investor.  Investors are urged to consult their own tax advisors.

PERFORMANCE INFORMATION

The historical performance or return of the Funds (before and after taxes) may be shown in the form of various performance figures, including average annual total return, total return and cumulative total return.  The Funds’ performance figures are based upon historical results and are not necessarily representative of future performance.  Factors affecting the Funds’ performance include general market conditions, operating expenses and investment management.  Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

Total Return

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund over a specified period of time, assuming the reinvestment of all dividends and distributions.  Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period.  Total return figures are not annualized and therefore represent the aggregate percentage or dollar value changes over the period.

The average annual total return (before taxes) of each Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

P

=

a hypothetical initial payment of $1,000.

T

=

average annual total return.

n

=

number of years.

ERV

=

ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated periods at the end of the stated periods.

Performance for a specific period is calculated by first taking an investment (assumed to be $1,000) (“initial investment”) in a Fund’s shares on the first day of the period and computing the “ending value” of that investment at the end of the period.  The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage.  The calculation assumes that all income and capital gain dividends paid by a Fund have been reinvested at the net asset value of the Fund on the reinvestment dates during the period.  Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

A Fund may also quote after-tax total returns to show the impact of assumed federal taxes on an investment in the Fund.  A Fund’s total return after taxes on distributions shows the effect of taxable distributions on an investment in shares of the Fund for a specified period of time.  A Fund’s total return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss realized by the investor upon the sale of Fund shares at the end of a specified period.  To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual tax rate then in effect.  Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund.  State and local taxes are ignored.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns reflect past tax effects and are not predictive of future tax effects.

The average annual total return (after taxes on distributions) for each Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n=ATVD

P

=

a hypothetical initial payment of $1,000.

T

=

average annual total return (after taxes on distributions).

n

=

number of years.

ATVD

=

ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and sale of Fund shares) is computed by finding the average annual compounded rates of return over the periods that would equate to the initial amount invested to the ending value, according to the following formula:

P(1+T)n=ATVDR

P

=

a hypothetical initial payment of $1,000.

T

=

average annual total return (after taxes on distributions and sale of Fund shares).

n

=

number of years.

ATVDR

=

ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions and sale of Fund shares.

Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount.  Total returns may be broken down into their components of income and capital (including capital gain and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

Equity Fund.  The average annual total returns for the Equity Fund for the one-year period ended December 31, 2005, the five-year period ended December 31, 2005 and the ten-year period ended December 31, 2005 were 10.91%, 3.56% and 10.49%, respectively.  The average annual total returns (after taxes on distributions) for the same periods were 7.46%, 2.62% and 8.91%, respectively.  The average annual total returns (after taxes on distributions and sale of Fund shares) for the same periods were 9.78%, 2.78% and 8.48%, respectively.

Select Equity Fund.  The average annual total returns for the Select Equity Fund for the one-year period ended December 31, 2005, the five-year period ended December 31, 2005 and since inception (December 31, 1997) were 9.22%, 6.13% and 10.12%, respectively.  The average annual total returns (after taxes on distributions) for the same periods were 8.63%, 5.70% and 9.48%, respectively.  The average annual total returns (after taxes on distributions and sale of Fund shares) for the same periods were 6.77%, 5.13% and 8.61%, respectively.

International Fund.* The average annual total returns for the International Fund for the one-year period ended December 31, 2005, the five-year period ended December 31, 2005 and since inception (December 31, 1997) were 19.15%, 9.77% and 11.32%, respectively.  The average annual total returns (after taxes on distributions) for the same periods were 16.78%, 8.98% and 9.83%, respectively.  The average annual total returns (after taxes on distributions and sale of Fund shares) for the same periods were 13.63%, 8.15% and 9.10%, respectively.

Comparisons

From time to time, in marketing and other literature, the Funds’ performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations.  Among these organizations, Lipper, Inc. (“Lipper”), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, may be cited.  Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested.  Such calculations do not include the effect of any sales charges imposed by other funds.  The Funds will be compared to Lipper’s appropriate fund category, that is, by fund objective and portfolio holdings.

The Funds’ performance may also be compared to the performance of other mutual funds tracked by Morningstar, Inc. (“Morningstar”), which rates funds on the basis of historical risk and total return.  Morningstar’s ratings range from five stars (highest) to one star (lowest) and represent Morningstar’s assessment of the historical risk level and total return of a fund as a weighted average for 3, 5 and 10 year periods.  Ratings are not absolute or necessarily predictive of future performance.

Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Funds, including reprints of or selections from, editorials or articles about the Funds.  Sources for Fund performance and articles about the Funds may include publications such as Money, Forbes, Kiplinger’s, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron’s and a variety of investment newsletters.

___________________

* Effective April 30, 2005, the ICAP Euro Select Equity Portfolio changed its name to the ICAP International Fund and broadened its focus from investments exclusively in Europe to investments in the European region plus all other countries outside of the United States.

The Funds may compare their performance to a wide variety of indices and measures of inflation including the S&P 500® Index, the S&P/BARRA Value Index and the Morgan Stanley Capital International Europe, Australasia, and Far East Index.  There are differences and similarities between the investments that the Funds may purchase and the investments measured by these indices.

The performance of the Funds may also be discussed during television interviews of ICAP personnel conducted by news organizations to be broadcast in the United States and elsewhere.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606 served as the independent registered public accounting firm for the Funds for the fiscal year ended December 31, 2005.

FINANCIAL PRINTER

C-Graphic, LLC, 4601 South 5th Street, Milwaukee, Wisconsin 53207 is the financial printer for the Funds.

FINANCIAL STATEMENTS

The following audited financial statements are incorporated herein by reference to the Funds’ Annual Report for the year ended December 31, 2005 as filed with the SEC on February 28, 2006:

(a)  Schedules of Investments by Sector as of December 31, 2005.

(b)  Statements of Assets and Liabilities as of December 31, 2005.

(c)  Statements of Operations for the year ended December 31, 2005.

(d)  Statements of Changes in Net Assets for the years ended December 31, 2004 and 2005.

(e)  Financial Highlights for the years ended December 31, 2001, 2002, 2003, 2004 and 2005.

(f)  Notes to Financial Statements.

(g) Report of Independent Registered Public Accounting Firm dated January 27, 2006.